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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Zale Corporation

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
VOTING REQUIREMENTS
OUTSTANDING VOTING SECURITIES OF THE COMPANY AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1:
CORPORATE GOVERNANCE
EXECUTIVE AND DIRECTOR COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG-TERM INCENTIVE PLANS — AWARDS IN LAST FISCAL YEAR
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2:
PROPOSAL NO. 3:
PROPOSAL NO. 4:
OTHER MATTERS
STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES
STOCKHOLDER PROPOSALS
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
HOUSEHOLDING
APPENDIX A
APPENDIX B

ZALE CORPORATION
901 West Walnut Hill Lane
Irving, Texas 75038-1003
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 11, 2005

     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Zale Corporation, a Delaware corporation (the “Company”), will be held on Friday, November 11, 2005, at 10:00 a.m., local time, at The Four Seasons Hotel, 4150 North MacArthur Boulevard, Irving, Texas 75038, for the following purposes:
1.	To elect nine directors for terms that will expire at the 2006 Annual Meeting of Stockholders;

2.	To approve an amendment to the Zale Corporation 2003 Stock Incentive Plan to authorize the grant of time-vesting and performance-based restricted stock units and to establish categories of performance goals;

3.	To approve the Zale Corporation Outside Directors’ 2005 Stock Incentive Plan;

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on September 12, 2005, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of such stockholders will be maintained at the Company’s headquarters during the ten-day period prior to the date of the Annual Meeting and will be available for inspection during ordinary business hours by stockholders for any purpose germane to the Annual Meeting.
     We hope you will be represented at the Annual Meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible or by following the alternative voting procedures described on the proxy card, whether or not you expect to be present in person. Your vote is important and the Board of Directors appreciates the cooperation of stockholders in directing proxies to vote at the Annual Meeting.
By Order of the Board of Directors,

Hilary Molay
Senior Vice President, General Counsel and Secretary
Irving, Texas
October 7, 2005

ZALE CORPORATION
901 West Walnut Hill Lane
Irving, Texas 75038-1003
(972) 580-4000
PROXY STATEMENT
October 7, 2005

General Information
     This proxy statement is being furnished by the Board of Directors (the “Board of Directors”) of Zale Corporation, a Delaware corporation (the “Company”), to the holders of shares of the common stock of the Company, par value $.01 per share (“Common Stock”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at The Four Seasons Hotel, 4150 North MacArthur Boulevard, Irving, Texas 75038, at 10:00 a.m., local time, on Friday, November 11, 2005, and at any adjournments or postponements thereof.
     A proxy may be revoked, prior to its exercise, by signing and delivering a later dated proxy card, by submitting a later dated proxy by internet or telephone, by delivering written notice of the revocation of the proxy to the Secretary of the Company, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder’s directions. If no directions are specified in a duly submitted proxy, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors, FOR approval of the amendment to the Zale Corporation 2003 Stock Incentive Plan (the “2003 Incentive Plan”), FOR approval of the Zale Corporation Outside Directors’ 2005 Stock Incentive Plan (the “Outside Directors’ Plan”), FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting or any adjournments or postponements thereof.
     The expense of preparing, printing and mailing this proxy statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation for doing so, in person, by telephone, electronically or by facsimile transmission. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date for the Annual Meeting and will provide reimbursement for the cost of forwarding proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card, or in following the alternative voting procedures described on the proxy card, will help to avoid additional expense.
     At September 12, 2005, the Company had 50,708,893 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on September 12, 2005 are entitled to notice of, and to vote at, the Annual Meeting.
     This proxy statement and the enclosed proxy card are first being mailed to stockholders on or about October 7, 2005.

VOTING REQUIREMENTS
Record Date and Voting Rights
     In order for the Company to conduct the Annual Meeting, a majority of the outstanding shares of Common Stock as of September 12, 2005, must be represented in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum. A “broker non-vote” occurs when a brokerage firm returns a signed proxy card but does not vote shares on a particular proposal because the proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares.
     Stockholders of record may vote by:
•	Attending the Annual Meeting and casting a ballot;

•	Logging onto the internet and following the instructions on your proxy card;

•	Calling 1-800-690-6903 and following the instructions for voting; or

•	Completing and mailing the enclosed proxy card.
Instructions for voting are included on the enclosed proxy card.
Required Vote
     With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. In order to elect directors, a majority of the votes is not required; instead, the nominees will be elected by a plurality of the votes cast, which means that the nominees receiving the most votes will be elected. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors and, under applicable Delaware law, broker non-votes will not be counted and will have no effect on the outcome of the election of directors.
     With regard to Proposal No. 2, the proposal to approve an amendment to the 2003 Incentive Plan, and Proposal No. 3, the proposal to approve the Outside Directors’ Plan, votes may be cast for or against each matter, or stockholders may abstain from voting on either matter. Each proposal will be approved if the number of votes cast for approval of the particular proposal exceeds the number of votes against approval of the particular proposal; provided, however, that a majority of the total number of votes entitled to be cast by the holders of all of the outstanding shares of Common Stock must be voted. Abstentions and broker non-votes will be excluded from the tabulation of votes cast on these proposals and, therefore will not affect the outcome of the vote on these proposals (unless the number of abstentions and broker non-votes causes the total number of votes cast to represent less than fifty percent (50%) of the total number of votes entitled to be cast).
     With regard to Proposal No. 4, the ratification of the Company’s independent registered public accounting firm, votes may be cast for or against the matter or stockholders may abstain from voting on the matter. Proposal No. 4 will be approved if the votes cast for approval of the proposal exceed the number of votes cast against approval of the proposal. Abstentions and broker non-votes will have no effect on the outcome of Proposal No. 4.

OUTSTANDING VOTING SECURITIES OF THE COMPANY
AND PRINCIPAL HOLDERS THEREOF
     The following table sets forth information regarding beneficial ownership of shares of Common Stock by (1) persons believed to beneficially own five percent or more of the outstanding shares of Common Stock, (2) each of the Company’s directors, (3) each of the Company’s executive officers named in the Summary Compensation Table on page 14, and (4) the Company’s directors and executive officers as a group, all as of September 12, 2005. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

	Shares of Common		Shares That May be	Percent of
Name of Beneficial Owner	Stock (1)		Acquired Within 60 Days	Class
Five Percent Stockholders:

Artisan Partners L.P. 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	5,201,296	(2)	—	10.3%

Cooke & Bieler, L.P. 1700 Market Street, Suite 3222 Philadelphia, PA 19103	4,831,026	(3)	—	9.5%

First Pacific Advisors, Inc. 11400 West Olympic Boulevard – Suite 1200 Los Angeles, CA 90064	4,318,800	(4)	—	8.5%

U.S. Trust Corporation 114 West 47th Street New York, NY 10036	2,612,790	(4)	—	5.2%

Directors and Named Executive Officers:

Richard C. Marcus	2,800		46,500	*

Mary L. Forté	26,944		283,750	*

J. Glen Adams	—		43,500	*

A. David Brown	—		17,500	*

Mary E. Burton	—		5,000	*

Sue E. Gove	13,965		293,750	*

John B. Lowe, Jr.	—		2,500	*

Thomas C. Shull	—		1,250	*

David M. Szymanski	—		2,500	*

Peter B. Feigenbaum	—		—	*

Mark R. Lenz	4,362		80,750	*

Paul G. Leonard	5,000		41,250	*

Directors and Executive Officers As a Group (12 persons):	53,071		818,250	1.7%

*	Represents less than one percent.

(1)	Includes restricted shares of Common Stock: Ms. Forté – 25,000; Ms. Gove – 12,000; Mr. Lenz – 2,500; Mr. Leonard – 5,000; all executive officers and directors as a group – 44,500.

(2)	Ownership as of August 1, 2005, based on information furnished by Artisan Partners L.P. Artisan Partners L.P. has shared investment and voting power on all 5,201,296 shares.

(3)	Ownership as of August 1, 2005, based on information furnished by Cooke & Bieler L.P. Cooke & Bieler L.P. has sole voting power on 2,814,121 shares, sole investment power on 4,627,326 shares and shared investment power on 203,700 shares.

(4)	Based on information contained in filings made by such stockholders with the Securities and Exchange Commission (“SEC”).

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
     Under the Company’s Certificate of Incorporation and Bylaws, directors are elected annually by stockholders. The Certificate of Incorporation currently provides for a Board of Directors consisting of not less than seven directors and not more than nine directors, with the precise number to be set by the Board of Directors from time to time. During the fiscal year ended July 31, 2005 (“Fiscal Year 2005”), the number of directors was nine.
     Action will be taken at the Annual Meeting for the election of nine directors, each of whom will serve until the 2006 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Proxies may not be voted for more than nine directors.
     The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as a director. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxies may be voted for such substitute nominee or nominees as the Board of Directors may designate.
     Information concerning each of the nine nominees standing for election to the Board of Directors pursuant to Proposal No. 1 is set forth below. All ages are as of August 1, 2005.
     The Board of Directors recommends that stockholders vote “FOR” the election of each of the director nominees listed below.
Richard C. Marcus, Age 67.
Chairman of the Board
     Mr. Marcus has served as Chairman of the Board of Directors since August 1, 2004. Mr. Marcus has served as a director of the Company since July 21, 1993. Since January 1997, Mr. Marcus has served as a Senior Advisor to Peter J. Solomon Company, a New York investment banking firm. Mr. Marcus is a director of Michael’s Stores, Inc. Mr. Marcus is former Chairman and Chief Executive Officer of Neiman Marcus in Dallas, Texas.
Mary L. Forté, Age 54.
President and Chief Executive Officer, Director
     Ms. Forté has served as President, Chief Executive Officer and a director since August 1, 2002. Before being named to such positions, Ms. Forté served as Executive Vice President and Chief Merchandise Officer from February 2001 to July 2002. From January 1998 to February 2001, she served as Executive Vice President and Chief Administrative Officer. Ms. Forté joined the Company in July 1994 as the President of the Company’s Gordon’s Jewelers brand, and served in that position until January 1998. From January 1994 to July 1994, Ms. Forté served as Senior Vice President of QVC – Home Shopping Network. From July 1991 through January 1994, Ms. Forté served as Senior Vice President of the Bon Marché, Home Division of Federated Department Stores, Inc. From July 1989 to July 1991, Ms. Forté was Vice President of Rich’s Department Store, Housewares Division. In addition to the above, Ms. Forté has 14 years retailing and merchandising experience with Macy’s, The May Department Stores Company, Inc. and Federated Department Stores, Inc.

J. Glen Adams, Age 66.
Director
     Mr. Adams has served as a director of the Company since July 21, 1993. From August 1990 to August 1996, Mr. Adams served as Chairman, President and Chief Executive Officer of Southmark Corporation, a real estate financing and syndication firm in Dallas, Texas. From 1986 to 1989, he served as Chairman, President and Chief Executive Officer of The Great Western Sugar Company.
A. David Brown, Age 63.
Director
     Mr. Brown has served as a director of the Company since March 4, 1997. Since September 2003, Mr. Brown has served as Managing Partner of Bridge Partners, L.L.C., a retained executive search firm. From May 1997 to September 2003, Mr. Brown served as Managing Partner for the New York office of Whitehead Mann, Inc., formerly Pendleton James Associates. Prior to joining Whitehead Mann, Inc., Mr. Brown served as Vice President of the Worldwide Retail/Fashion Specialty Practice at Korn/Ferry International from June 1994 to May 1997. Prior to joining Korn/Ferry, Mr. Brown held numerous positions with Macy’s, including Senior Vice President of Human Resources, a position he held from 1983 to 1994. Mr. Brown is a director of Selective Insurance Group, Inc. and Hanover Direct, Inc. Mr. Brown also serves as a trustee for Drew University and The Jackie Robinson Foundation.
Mary E. Burton, Age 53.
Director
     Ms. Burton has served as a director of the Company since August 1, 2003. Since July 1992, Ms. Burton has served as Chief Executive Officer of BB Capital, Inc., a retail advisory and management services company. Ms. Burton was Chief Executive Officer of the Cosmetic Center, Inc., a chain of 250 specialty retail stores, from June 1998 to April 1999. Prior to occupying that position, she served as Chief Executive Officer of PIP Printing from July 1991 to July 1992, and as Chief Executive Officer of Supercuts, Inc. from September 1987 to June 1991. She is also a director of Staples, Inc., The Sports Authority, Inc., Rent-A-Center, Inc. and Aeropostale, Inc.
Sue E. Gove, Age 47.
Executive Vice President and Chief Operating Officer, Director
     Ms. Gove has served as a director of the Company since September 23, 2004. Ms. Gove has served as Chief Operating Officer since August 1, 2002. She remained in the position of Chief Financial Officer until February 2003. Prior to her appointment to Chief Operating Officer, Ms. Gove served as Executive Vice President, Chief Financial Officer from July 1998 to July 2002. From December 1997 to July 1998, she served as Group Vice President, Chief Financial Officer. From January 1996 to December 1997, she served as Senior Vice President, Corporate Planning and Analysis. From September 1996 through June 1997, Ms. Gove also served as Senior Vice President and Treasurer, overseeing Investor Relations and the Treasury, Tax and Control functions. Ms. Gove joined the Company in 1980 and served in numerous capacities until her appointment as Vice President in 1989. Prior to joining the Company, Ms. Gove was an accountant at Data General Corporation. Ms. Gove is also a director of Autozone, Inc.

John B. Lowe, Jr., Age 66.
Director
     Mr. Lowe has served as a director of the Company since March 5, 2004. Mr. Lowe served as Chairman and Chief Executive Officer of TDIndustries, a national mechanical/electrical/plumbing construction and facility service company from 1980 until January 1, 2005. He continues to serve as Chairman of TDIndustries. Mr. Lowe serves on the Board of Trustees for the Dallas Independent School District and on the Board of Directors for the Texas Business and Education Coalition. He is a director of Drew Industries Incorporated.
Thomas C. Shull, Age 53.
Director
     Mr. Shull has served as a director of the Company since August 26, 2004. Mr. Shull has served as Chief Executive Officer of Meridian Ventures, LLC, a venture management and turnaround firm, since its inception in December 1990. In March 2005, Mr. Shull was appointed Chairman of the Board of Directors of Wise Foods, Inc., where he had served as President and Chief Executive Officer since September 2004. Mr. Shull remains Chief Executive Officer of Wise Foods, Inc. Mr. Shull served as President and Chief Executive Officer and as a director of Hanover Direct, Inc., a retailer of branded merchandise through catalogs and e-commerce, from December 2000 through May 2004. Mr. Shull also served as Chairman of the Board of Directors of Hanover Direct, Inc. from January 2002 through May 2004. From August 1997 to May 1998, he served as President of Barneys New York, a leading luxury retailer, and from May 1998 to May 1999 he served as President and Chief Executive Officer. From June 1992 to July 1993, Mr. Shull served as Senior Vice President of Corporate Planning of R.H. Macy Company, Inc., and from March 1993 to July 1993, he served as Group Senior Vice President of Human Resources and Business Development. From July 1993 through August 1994, Mr. Shull served as Executive Vice President of R.H. Macy Company, Inc., where he was responsible for human resources, information technology, business development, strategic planning and merchandise distribution.
David M. Szymanski, Age 48.
Director
     Dr. Szymanski has served as a director of the Company since January 15, 2004. Dr. Szymanski is a member of the marketing department faculty of Texas A&M University where he currently serves as the Director of the Center for Retailing Studies. Dr. Szymanski has held senior positions at the University since 1987, serving for the last six years in the Center for Retailing Studies. Dr. Szymanski presently serves on the National Retail Federation Foundation Board as well as serving as a director of Office Max. Dr. Szymanski is the Chief Executive Officer and founder of the Retailing Hall of Fame.
Other Information
     No family relationships exist between any of our executive officers, directors or nominees for director.

CORPORATE GOVERNANCE
     The Company has established corporate governance practices designed to serve the best interests of the Company and its stockholders. The Company is in compliance with the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange (“NYSE”). The Company will continue to review and modify its policies and procedures to ensure compliance with developing standards in the corporate governance area. The Company’s Corporate Governance Guidelines, Board of Directors Committee Charters and Code of Business Conduct and Ethics are available on the Company’s corporate web site at www.zalecorp.com under the heading “Corporate and Social Responsibility.” Any shareholder may request a printed copy of such documents by contacting Investor Relations at the following address: Zale Corporation, Investor Relations, 901 West Walnut Hill Lane, MS 5A-8, Irving, Texas, 75038-1003.
     With respect to corporate governance, the Company is managed by a core group of officers who are governed by the Board of Directors. Set forth below is information regarding the composition and independence of the Board of Directors, the meetings of the Board of Directors during Fiscal Year 2005, a description of the standing committees of the Board of Directors and additional highlights of the Company’s corporate governance policies and procedures.
Committees and Meetings of the Board of Directors
     Board Composition and Independence. The NYSE listing standards require listed companies to have a board of directors with at least a majority of independent directors. The Company has, and has had for many years, a majority of independent directors. Under the Company’s Nominating and Corporate Governance Committee Charter, no nominees for initial election to the Board of Directors may be non-independent, other than the Chief Executive Officer and one additional executive officer.
     No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company. In making the independence determination, the Board of Directors reviews and considers all commercial, consulting, legal, accounting, charitable or other business relationships that a director or his or her immediate family members may have with the Company. In addition, consistent with the rules of the New York Stock Exchange, the Nominating and Corporate Governance Committee charter provides that:
•	A director who is an employee or whose immediate family member is an executive officer of the Company is not independent until three years after the end of such employment relationship.

•	A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

•	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former external auditor of the Company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship.

•	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.

•	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.
     The Board of Directors has affirmatively determined that Messrs. Marcus, Adams, Brown, Lowe, and Shull, Dr. Szymanski and Ms. Burton have no material relationships and are independent under the Board of Directors’ independence standards. Ms. Forté and Ms. Gove are not independent due to their present employment as executive officers of the Company.
     Meetings of the Board of Directors. During Fiscal Year 2005, the Board of Directors met nine times. No incumbent director attended fewer than 80 percent of the total number of meetings held by the Board of Directors and committees on which such director served during that period.
     Board Committees. The standing committees of the Board of Directors are the Audit, Compensation and Nominating and Corporate Governance Committees. The principal functions and the names of the directors currently serving as members of the Audit, Compensation and Nominating and Corporate Governance Committees are set forth below. The Board of Directors has determined that each member of the Audit, Compensation and Nominating and Corporate Governance Committees is an independent director under the rules of the NYSE.
     Audit Committee. The Audit Committee assists the Company’s Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s financial matters. The Audit Committee operates under a written charter, a copy of which is available on the Company’s web site at www.zalecorp.com under the heading “Corporate and Social Responsibility.” Under the charter, the Audit Committee’s principal responsibilities include: reviewing the financial reports and other financial information provided by the Company to any governmental or other regulatory body and monitoring any public distribution or other uses thereof; reviewing the annual independent audit of the Company’s financial statements; reviewing the Company’s systems of internal accounting and financial controls; and reviewing and monitoring the internal audit process and internal audit results. The Audit Committee also reviews the Company’s quarterly financial statements, is responsible for the selection, evaluation, retention and, if applicable, replacement from time to time of the Company’s independent auditors, and establishes and maintains procedures for the receipt and treatment of accounting or auditing complaints or concerns, including providing for confidential reporting of such concerns by employees of the Company. The Audit Committee met twelve times during Fiscal Year 2005. Thomas C. Shull, J. Glen Adams and John B. Lowe, Jr. are the current members of the Audit Committee. Mr. Shull is its Chairman. The Board of Directors has determined that each of J. Glen Adams and Thomas C. Shull qualifies as an “audit committee financial expert” under SEC regulations and that each member of the Audit Committee is financially literate under NYSE rules.
     Compensation Committee. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to executive compensation and administration of compensation plans. The Compensation Committee operates under a written charter, a copy of which is available on the Company’s web site at www.zalecorp.com under the heading “Corporate and Social Responsibility.” Under the charter, the Compensation Committee’s principal responsibilities include: monitoring compensation practices at other companies generally and in the retail industry in particular; establishing corporate goals and objectives with respect to compensation; and overseeing the Company’s compensation-setting practices. The Compensation Committee establishes the compensation of the

Company’s Chief Executive Officer, recommends to the Board of Directors the compensation of all other officers, periodically reviews the status of director compensation, makes recommendations concerning the adoption of equity-based and other incentive compensation plans, oversees, in consultation with appropriate Company officers, regulatory compliance with respect to compensation matters, and reviews and recommends proposed employment agreements with Company executive officers. In addition, the Compensation Committee administers the Company’s stock incentive plans and its other incentive-based compensation plans. The Compensation Committee met five times during Fiscal Year 2005. A. David Brown, Mary E. Burton and David M. Szymanski are the current members of the Compensation Committee. Mr. Brown is its Chairman.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in developing corporate governance guidelines and in identifying qualified independent directors. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on the Company’s web site at www.zalecorp.com under the heading “Corporate and Social Responsibility.” Under the charter, the Committee’s principal responsibilities include: identifying individuals qualified to become members of the Board of Directors and recommending candidates for reelection as directors; monitoring and recommending corporate governance and other board practices; and overseeing performance reviews of the Board of Directors, its committees and the individual members of the Board of Directors.
     The Nominating and Corporate Governance Committee held three meetings during Fiscal Year 2005. J. Glen Adams, A. David Brown and Richard C. Marcus are the current members of the Nominating and Corporate Governance Committee. Mr. Adams is its Chairman.
     Nominating Procedures. With respect to the Nominating and Corporate Governance Committee’s evaluation of director nominee candidates, the Committee considers the guidelines set forth in the Committee’s charter. The guidelines provide that:
•	All candidates must be independent at the time of their initial election, other than the Company’s Chief Executive Officer and one additional executive officer;

•	A majority of the directors should be active or retired senior executives of significant companies, educational institutions, governmental agencies, service providers or non-profit organizations;

•	The Committee shall consider candidates’ other obligations and time commitments and their ability to attend meetings in person; and

•	Interlocking directorships (a senior executive officer of the Company serves on the board of directors of or as a trustee of a company or institution that employs one or more of the Company’s directors) will not be allowed.
     Beyond these guidelines, the Nominating and Corporate Governance Committee has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Nominating and Corporate Governance Committee considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include the candidates’:
•	Career experience, particularly experience that is germane to our business, such as retail, legal, human resources, finance, marketing, and regulatory experience;

•	Status as, or ability to qualify as, an “audit committee financial expert” (as defined by the SEC);

•	Status as, or ability to qualify as, “financially literate” under NYSE rules;

•	Experience in serving on other boards of directors or in the senior management of companies that have faced issues generally of the level of sophistication that the Company faces;

•	Contribution to diversity of the Board of Directors;

•	Integrity and reputation;

•	Ability to work collegially with others;

•	Academic credentials; and

•	Current membership on the Company’s Board of Directors — our Board values continuity (but not entrenchment).
     The Nominating and Corporate Governance Committee does not assign a particular weight to any individual factor. Similarly, the Nominating and Corporate Governance Committee does not expect to see all (or even more than a few) of these factors in any individual candidate. Rather, the Nominating and Corporate Governance Committee looks for a mix of factors that, when considered along with the experience and credentials of the other candidates and existing board members, will provide stockholders with a diverse and experienced Board of Directors.
     With respect to the identification of nominee candidates, the Nominating and Corporate Governance Committee has not developed a formalized process. Instead, its members and the Company’s senior management generally recommend candidates of whom they are personally aware or whom they know by reputation. The Company historically has not utilized a recruiting firm to assist in the process but could do so in the future.
     The Nominating and Corporate Governance Committee welcomes recommendations from stockholders. The Committee evaluates a candidate for director who was recommended by a stockholder in the same manner that the Committee evaluates a candidate recommended by other means. In order to make a recommendation, the Committee asks that a stockholder send the Committee:
•	A resume for the candidate detailing the candidate’s work experience and academic credentials;

•	Written confirmation from the candidate that he or she (1) would like to be considered as a candidate and would serve if nominated and elected, (2) consents to the disclosure of his or her name, (3) has read the Company’s Code of Business Conduct and Ethics and that during the prior three years has not engaged in any conduct that, had he or she been a director, would have violated the Code or required a waiver, (4) is, or is not, “independent” as that term is defined in the Committee’s charter, and (5) has no plans to change or influence the control of the Company;

•	The name of the recommending stockholder as it appears in the Company’s books, the number of shares of Common Stock owned by the stockholder and written confirmation that the stockholder consents to the disclosure of his or her name. (If the recommending person is not a stockholder of record, he or she should provide proof of share ownership);

•	Personal and professional references for the candidate, including contact information; and

•	Any other information relating to the candidate required to be disclosed in a proxy statement for election of directors under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     This information should be sent to the Nominating and Corporate Governance Committee, c/o Hilary Molay, Secretary, 901 West Walnut Hill Lane, Irving Texas 75038-1003, who will forward it to the chairperson of the Committee. The Committee does not necessarily respond to recommendations.
     In addition to the procedures described above for recommending prospective nominees for consideration by the Nominating and Corporate Governance Committee, stockholders may directly nominate directors for consideration by stockholders at any annual meeting of stockholders. See “Stockholder Nomination of Director Candidates” on page 39 of this proxy statement for further information.
     Each of the nominees for election as a director at the Annual Meeting was nominated by the Company’s Board of Directors. Each of the nominees currently is a director and previously has been elected as a director by stockholders.
Other Corporate Governance Policies
     In addition to corporate governance matters described throughout this proxy statement, some additional highlights of the Company’s corporate governance policies and procedures are set forth below:
     Corporate Governance Guidelines. The Board of Directors has adopted a set of Corporate Governance Guidelines which address a number of corporate governance matters, including director responsibilities, director qualifications, director compensation and evaluations, director orientation, management evaluation and succession and director access to management.
     The Company’s Corporate Governance Guidelines are in compliance with the rules of the NYSE, which require a listed Company to adopt corporate governance guidelines covering certain matters. The Nominating and Corporate Governance Committee will review the Corporate Governance Guidelines on a regular basis and will propose any necessary additions, which will be presented to the Board of Directors.
     Code of Business Conduct and Ethics. The Company has a Code of Business Conduct and Ethics. All of its directors, executive officers and employees are subject to the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on the Company’s corporate web site at www.zalecorp.com under the heading “Corporate and Social Responsibility.” Stockholders may request a printed copy of the Code of Business Conduct and Ethics by contacting Investor Relations at the following address: Zale Corporation, Investor Relations, 901 West Walnut Hill Lane, Irving, Texas 75038-1003. Any waiver of the Code of Business Conduct and Ethics will be promptly disclosed in an SEC filing on Form 8-K.
     Separate and Independent Chairman. The Company has a Chairman of the Board of Directors who is separate from its Chief Executive Officer and who the Board of Directors has determined to be independent.
     Meetings of Non-Employee Directors. The Company’s non-employee directors meet in executive session without management present at regularly scheduled Board of Directors meetings, with Richard C. Marcus, the Chairman of the Board of Directors, presiding over such meetings.
     Committee Authority to Retain Independent Advisors. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

     Whistleblower Procedures. The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission by the Company’s employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.
     Disclosure Committee. The Company has established a Disclosure Committee composed of members of management to assist the Company in fulfilling its obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing the Company’s periodic filings with the SEC.
     No Executive Loans. The Company does not extend loans to executive officers or directors and has no such loans outstanding.
     Director Attendance at Annual Meeting. Where the Company holds a Board of Directors meeting in conjunction with its Annual Meeting, which is its practice, it expects all directors to attend the Annual Meeting. All members of the Board of Directors attended last year’s Annual Meeting.
     Communicating with the Board of Directors. Stockholders who wish to send communications to the Board of Directors, the non-management directors as a group, the presiding director of the non-managing directors, the Chairman or any other individual director may do so by writing to the Board of Directors and addressing the communication to the attention of Hilary Molay, Secretary, 901 West Walnut Hill Lane, Irving, Texas 75038-1003. With the exception of communications that are primarily commercial in nature, all stockholder communications directed to the Board or to specified directors will be relayed to them.

EXECUTIVE AND DIRECTOR COMPENSATION
     The following tables set forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company with respect to each of the last three fiscal years to the Company’s Chief Executive Officer and its four other most highly compensated executive officers (collectively, the “named executive officers”) in Fiscal Year 2005.
SUMMARY COMPENSATION TABLE

						Long-Term
		Annual Compensation				Compensation		Other
							Securities
Name and Principal	Fiscal				Other Annual	Restricted Stock	Underlying	All Other
Position	Year	Salary ($) (1)		Bonus ($)	Compensation ($)	Awards ($) (2)	Options (#)	Compensation ($)
Mary L. Forté (3)	2005	700,000		37,450	76,472	850,000	125,000	6,698
President and Chief	2004	625,000		523,203	34,409	678,500	115,000	6,839
Executive Officer	2003	600,000		—	71,791	—	200,000	6,075

Sue E. Gove (4)	2005	575,000		25,645	66,605	510,000	75,000	4,575
Executive Vice President,	2004	525,000		351,593	35,455	325,680	55,000	4,741
Chief Operating Officer	2003	500,000		—	43,375	—	120,000	4,111

Mark R. Lenz (5)	2005	260,000		8,356	17,977	170,000	20,000	2,234
Group Senior Vice	2004	250,000		108,826	16,610	67,850	15,000	1,983
President, Chief Financial Officer	2003	217,808		—	39,194	—	50,000	1,842

Paul G. Leonard (6) Group Senior Vice President and President, Zales Jewelers	2005	358,847		—	23,863	204,000	100,000	413

Peter B. Feigenbaum (7) Senior Vice President, Upstream Supply Chain	2005	120,000	(7)	3,463	8,312	85,000	25,000	18,900

(1)	Includes amounts contributed by the named executive officers to the Company’s 401(k) savings plan.

(2)	As of the date of this proxy statement, the aggregate restricted stock holdings for the named executive officers consisted of 44,500 shares with a value of $34.00 per share based on the closing price as of July 29, 2005, on the NYSE. Such value does not give effect to the diminution of value attributable to the restrictions on such stock. In Fiscal Year 2004, restricted stock awards were granted that are eligible for dividends and become vested as to 100% of the shares covered thereby on the third anniversary of the dates of grant, which will be July 21, 2007. The Compensation Committee has approved the grant of three-year cliff vesting restricted stock units for Fiscal Year 2005, in the following amounts; Ms. Forté – 25,000 units, Ms. Gove – 15,000 units, Mr. Lenz – 5,000 units, Mr. Leonard – 6,000 units, Mr. Feigenbaum – 2,500 units, to be made as soon as practicable following the Annual Meeting and stockholder approval of Proposal No. 2. In addition, the Compensation Committee has approved the grant of performance-based restricted stock units, to be made as soon as practicable following the Annual Meeting and stockholder approval of Proposal No. 2. For additional information regarding these performance-based restricted stock units, see “Long-Term Incentive Plans – Awards in Last Fiscal Year” on page 16 herein.

(3)	Ms. Forté’s “Other Annual Compensation” for 2005 consists of $5,065 for Executive Financial Planning, $10,000 for the Company’s Medical Expense Reimbursement Plan, $7,657 annual insurance premiums paid by the Company, a $13,750 car allowance and $40,000 in legal and tax planning fees in connection with her new employment agreement and related financial planning. Ms. Forté’s “All Other Compensation” for 2005 consists of $1,547 for group term life insurance premiums and $5,151 Executive Long-Term Disability (“Executive LTD”).

(4)	Ms. Gove’s “Other Annual Compensation” for 2005 consists of $9,064 for the Company’s Medical Expense Reimbursement Plan, $3,339 annual insurance premiums paid by the Company, a $14,202 car allowance and $40,000 in legal and tax planning fees in connection with her new employment agreement and related financial planning. Ms. Gove’s “All Other Compensation” for 2005 consists of $829 for group term life insurance premiums and $3,746 Executive LTD.

(5)	Mr. Lenz’s “Other Annual Compensation” for 2005 consists of $5,000 for the Company’s Medical Expense Reimbursement Plan, $1,727 annual insurance premiums paid by the Company and a $11,250 car allowance. Mr. Lenz’s “All Other Compensation” for 2005 consists of $343 for group term life insurance premiums and $1,891 Executive LTD.

(6)	Mr. Leonard became an executive officer of the Company during Fiscal Year 2005. Mr. Leonard’s “Other Annual Compensation” for 2005 consists of $950 for Executive Financial Planning, $5,000 for the Company’s Medical Expense Reimbursement Plan, $2,773 annual insurance premiums paid by the Company and a $15,140 car allowance. Mr. Leonard’s “All Other Compensation” for 2005 consists of $413 for group term life insurance premiums.

(7)	Mr. Feigenbaum joined the Company as Senior Vice President, Merchandise Planning, in February 2005. Accordingly, for Fiscal Year 2005, Mr. Feigenbaum’s salary reflects amounts received from February 2005 through July 2005. In August 2005, Mr. Feigenbaum became Senior Vice President, Upstream Supply Chain. Mr. Feigenbaum’s “Other Annual Compensation” for 2005 consists of $1,271 for the Company’s Medical Expense Reimbursement Plan, $1,106 annual insurance premiums paid by the Company and a $5,935 car allowance. Mr. Feigenbaum’s “All Other Compensation” for 2005 consists of $1,154 for group term life insurance premiums and $17,746 for relocation expenses.
OPTION GRANTS IN LAST FISCAL YEAR
     The following table sets forth all stock option grants to the named executive officers for Fiscal Year 2005 (1) .

					Potential Realizable Value
					at Assumed Annual Rates
					of Stock Price Appreciation
	Individual Grants(2)				for Option Term (3)
	Number of Securities	% of Total Options	Exercise or
	Underlying Options	Granted to Employees	Base Price	Expiration
Name	Granted (#)	in Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Mary L. Forté	125,000	13.21%	$27.52	9/6/15	$2,206,156	$5,550,559
Sue E. Gove	75,000	7.93%	$27.52	9/6/15	$1,323,694	$3,330,335
Mark R. Lenz	20,000	2.11%	$27.52	9/6/15	$ 352,985	$ 888,089
Paul G. Leonard	50,000	5.28%	$26.33	1/10/15	$ 829,568	$2,100,755
	50,000	5.28%	$27.52	9/6/15	$ 882,462	$2,220,224
Peter B. Feigenbaum	10,000	1.06%	$26.56	2/1/15	$ 169,641	$ 427,448
	15,000	1.59%	$27.52	9/6/15	$ 264,738	$ 666,067

(1)	Includes option grants for Fiscal Year 2005, which were made effective September 6, 2005.

(2)	Sets forth options granted under the 2003 Incentive Plan. All options were granted at an exercise price equal to the fair market value of the shares of Common Stock as of the day before the grant date, have a term of 10 years, and become exercisable in equal increments of 25% per year beginning one year from the grant date. Upon the occurrence of a change of control (as defined in the 2003 Incentive Plan), options shall become fully and immediately exercisable.

(3)	The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC. These amounts should not be construed as forecasts of possible future appreciation, if any, of the stock price for shares of Common Stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
     The following table sets forth information with respect to the named executive officers concerning the exercise of stock options during Fiscal Year 2005 and fiscal year-end option values(1).

			Number of Securities		Value of Unexercised
	Shares Acquired		Underlying Unexercised		In-the-Money Options
	on Exercise	Value Realized	Options at Fiscal Year-End		at Fiscal Year-End (2)
	(#)	($)	(#)		($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Mary L. Forté	205,002	$2,720,200	283,750	411,250	$3,947,131	$4,428,019
Sue E. Gove	200,000	$2,353,644	293,750	226,250	$4,159,150	$2,389,894
Mark R. Lenz	25,800	$ 386,851	80,750	57,250	$1,251,334	$ 703,824
Paul G. Leonard	32,500	$ 271,271	41,250	166,250	$ 462,206	$1,362,156
Peter B. Feigenbaum	—	—	—	25,000	—	$ 170,975

(1)	Year-end option values include option grants for Fiscal Year 2005, which were made effective September 6, 2005.

(2)	These amounts represent the excess of the fair market value of the Common Stock of $33.975 per share as of July 29, 2005, based on the average of the day’s high and low prices as reported on the NYSE, above the exercise price of the options.
LONG-TERM INCENTIVE PLANS – AWARDS
IN LAST FISCAL YEAR (1)

			Estimated Future Payments Under Non-Stock
			Price-Based Plans
		Performance of Other
	Number of Shares,	Period Until	Threshold	Target	Maximum
Name	Units or Other Rights	Maturation or Payment	(# of Shares)	(# of Shares)	(# of Shares)
Mary L. Forté	25,000	Fiscal Years 2006-2008	6,250	25,000	50,000
Sue E. Gove	15,000	Fiscal Years 2006-2008	3,750	15,000	30,000
Mark R. Lenz	5,000	Fiscal Years 2006-2008	1,250	5,000	10,000
Paul G. Leonard	6,000	Fiscal Years 2006-2008	1,500	6,000	12,000
Peter B. Feigenbaum	2,500	Fiscal Years 2006-2008	625	2,500	5,000

(1)	The Compensation Committee has approved the grant of the performance-based restricted stock units reflected in the table above, with such grants to be made as soon as practicable following the Annual Meeting and stockholder approval of Proposal No. 2. The performance-based restricted stock units entitle a recipient to receive a specified number of shares of the Common Stock based on the Company’s achievement of performance targets established by the Compensation Committee for fiscal years 2006 through 2008. If the Company fails to meet the specified performance targets, the recipients of the awards may receive as little as zero shares of Common Stock or, if the Company substantially exceeds the targets, the recipients may receive up to 200% of the target award amount. At the election of the Company, recipients may receive a cash payout in lieu of shares of the Common Stock.

Supplemental Executive Retirement Plan
     In 1995, the Company adopted a Supplemental Executive Retirement Plan (the “Executive Retirement Plan”). The purpose of the Executive Retirement Plan is to provide eligible Company executives with the opportunity to receive payments each year after retirement equal to a portion of their “Final Average Pay,” as defined below. The class of executives who are eligible to be participants in the Executive Retirement Plan include those employees who hold the office of Corporate Vice President, Brand Senior Vice President and all higher executive offices (the “Participants”).
     A Participant becomes vested in his or her benefit in the Executive Retirement Plan after completing five years of qualified service with the Company. A Participant also becomes vested in his or her Executive Retirement Plan benefits upon a change of control of the Company or the death or disability of the Participant while an active employee. A retired Participant who is vested is entitled to monthly payments continuing over the life of the Participant (or, at the election of the Participant, in a joint and fifty percent (50%) survivor annuity with his or her surviving spouse) commencing on the first day of the month immediately following the Participant’s 65th birthday. The amount of each payment is determined under the following formula:
Benefit Points x Final Average Pay
100
     Benefit Points are calculated based on a goal for net income established each plan year by the Compensation Committee of the Company. The Final Average Pay means the average of the monthly base salary received by the Participant from the Company in the 60-month period ending immediately prior to the Participant’s retirement or other termination from the Company. The estimated annual benefits payable upon retirement at normal retirement age for Mary L. Forté, Sue E. Gove, Mark R. Lenz, Paul G. Leonard and Peter B. Feigenbaum (assuming a five percent (5%) pay growth until retirement at age 65 for each of the named executive officers for Fiscal Year 2005) are $306,400, $360,200, $143,100, $200,300 and $100,500, respectively.
Employment Agreements
     Forté Employment Agreement. On September 21, 2005, the Company entered into an employment agreement with Ms. Forté, the term of which is one year. Beginning on the 365th day prior to expiration, the term will automatically be extended on a day-to-day basis unless either party delivers written notice to the other party of an intention not to extend the term. Under the employment agreement, Ms. Forté is employed by the Company as its President and Chief Executive Officer at an annual base salary of not less than $800,000, subject to annual review and potential increase by the Board of Directors. Ms. Forté is eligible to receive bonus compensation of up to two hundred percent (200%) of her base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined in the employment agreement) resulting in the termination of Ms. Forté’s employment, the Company shall pay her (1) an amount equal to three times the sum of her base salary and the greater of her target bonus for the year of termination or the average of the immediately preceding two years’ annual incentive bonus, (2) all benefits under the Company’s various benefits plans for the greater of 24 months or the number of months remaining in the term, (3) vested benefits under the Executive Retirement Plan, subject to the requirements of the American Jobs Creation Act of 2004, signed into law on October 22, 2004 (the “AJCA”), (4) a tax gross-up amount for any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, and (5) any accrued, but unpaid salary, bonuses, expenses or benefits as of the date of termination. In addition, all unvested options and other equity and long-term incentive awards will immediately vest and continue to be exercisable for the remainder of their respective terms.
     Gove Employment Agreement. On September 21, 2005, the Company entered into an employment agreement with Ms. Gove, the term of which is one year. Beginning on the 365th day prior to expiration, the term will automatically be extended on a day-to-day basis unless either party delivers written notice to the other party of an intention not to extend the term. Under the employment agreement, Ms. Gove is employed by the Company as its Executive Vice President and Chief Operating Officer at an annual base salary of not less than $650,000, subject to annual review and potential increase by the Board of Directors. Ms. Gove is eligible to receive bonus compensation of up to one hundred fifty percent (150%) of her base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined in the employment agreement), resulting in the termination of Ms. Gove’s employment, the Company shall pay her (1) an amount equal to the sum of three times her base salary and the greater of her target bonus for the year of termination or the average of the immediately preceding two years’ annual incentive bonus, (2) all benefits under the Company’s various benefits plans for the greater of 24 months or the number of months remaining in the term, (3) vested benefits under the Executive Retirement Plan, subject to the requirements of the AJCA, (4) a tax gross-up amount for any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, and (5) any accrued, but unpaid salary, bonuses, expenses or benefits as of the date of termination. In addition, all unvested options and other equity and long-term incentive awards will immediately vest and continue to be exercisable for the remainder of their respective terms.
     Lenz Employment Agreement. On August 1, 2003, the Company entered into a three-year employment agreement with Mr. Lenz. Under the employment agreement, Mr. Lenz is employed by the Company as its Group Senior Vice President and Chief Financial Officer at an annual base salary of not less than $250,000, subject to annual review and potential increase by the Compensation Committee. Mr. Lenz is eligible to receive bonus compensation of up to one hundred percent (100%) of his base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined in the employment agreement), resulting in the termination of Mr. Lenz’s employment, the Company shall pay him (1) an amount equal to three times his base salary, (2) an amount equal to three times the average annual bonus paid to him over the last two years, (3) all benefits under the Company’s various benefits plans for 36 months, and (4) vested benefits under the Executive Retirement Plan.
     Leonard Employment Agreement. On January 5, 2005, the Company entered into an employment agreement terminating July 31, 2007, with Mr. Leonard. Under the agreement, Mr. Leonard is employed by the Company as its Group Senior Vice President and President, Zales Jewelers, at an annual base salary of not less than $375,000, subject to annual review and potential increase by the Compensation Committee. Mr. Leonard is eligible to receive bonus compensation of up to one hundred percent (100%) of his base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined in the employment agreement), resulting in the termination of Mr. Leonard’s employment, the Company shall pay him (1) an amount equal to three times his base salary, (2) an amount equal to three times the average annual bonus paid to him over the last two years, (3) all benefits under the Company’s various benefits plans for 36 months, and (4) vested benefits under the Executive Retirement Plan.
Executive Severance Arrangements
     The Company has an executive severance plan for its executives (the “Severance Plan”), which provides for severance benefits under certain circumstances, such as termination without cause (as defined in the Severance Plan). Under the Severance Plan, Executive Vice Presidents, Company Senior Vice Presidents and Brand Presidents are entitled to receive severance pay equal to one month of pay and benefits for each year of continuous service, with a minimum of three months of pay and a maximum of nine months of pay. Executives who also are covered by severance provisions contained in an executive employment agreement are entitled to receive the greater of the two severance benefits but not both. Certain other senior managers are entitled to receive severance benefits at a reduced level.

     Executive Vice Presidents, Company Senior Vice Presidents and Brand Presidents (in each case who are not parties to executive employment agreements) are parties to change of control agreements with the Company (collectively, the “Agreements”). If a covered employee is terminated within two years following a change of control (as defined in the Agreements), for any reason other than cause or disability (as defined in the Agreements), or if a party terminates his or her employment with the Company for good reason (in each case, as defined in the Agreements), the Company shall: (1) pay an amount equal to three times the employee’s annual base pay as of the date of termination; (2) pay an amount equal to three times the average annual cash bonus paid to the employee for the two fiscal years immediately preceding the date of termination; (3) for three years following the date of termination of employment, provide to the party and anyone entitled to claim under or through the party all benefits provided by the Company under certain group employee benefit plans to the same extent to which the party would have been entitled if he or she had remained an employee of the Company; and (4) an amount equal to the actuarial equivalent of the benefits that would have accrued to the party under the Executive Retirement Plan, subject to the requirements of the AJCA. Under the Agreements, an employee is eligible to receive between sixty-five percent (65%) and eighty percent (80%) of his or her base salary in accordance with the Company’s executive bonus program. The Agreements are required to be assumed by any successor to the Company by merger or otherwise. The Agreements expire on August 1, 2007.
     The Executive Retirement Plan and employment agreements of Messrs. Lenz and Leonard are subject to the provisions of the AJCA. The Department of Treasury is expected to issue additional guidance regarding application of the AJCA to these types of arrangements. The Company intends to modify such documents to the extent necessary to comply with that guidance.
Director Compensation
     During Fiscal Year 2005, each non-employee director of the Company received an annual retainer fee of $50,000, a $3,000 fee for each Board of Directors meeting attended in person and a $1,000 fee for each Board of Directors meeting attended by telephone. The Chairman of the Board of Directors received an additional retainer fee of $150,000. The Chair of the Audit Committee of the Board of Directors received an additional annual retainer fee of $20,000. All other Committee Chairs of the Board of Directors received an additional annual retainer fee of $15,000. Each Committee member received $2,000 for each Committee meeting attended, whether in person or by telephone. Non-employee directors also received annual grants of options to purchase 5,000 shares of Common Stock under the Company’s Outside Directors’ 1995 Stock Option Plan.
     For Fiscal Year 2006, each non-employee director of the Company will receive an annual retainer fee of $40,000, a $3,000 fee for each Board of Directors meeting attended in person and a $1,000 fee for each Board of Directors meeting attended by telephone. The Chairman of the Board of Directors will receive an additional retainer fee of $150,000. The Chair of the Audit Committee of the Board of Directors will receive an additional retainer fee of $15,000. All other Committee Chairs of the Board of Directors will receive an additional retainer fee of $10,000. Each Committee member will receive $2,000 for each Committee meeting attended in person, and a $1,000 fee for each Committee meeting attended by telephone. Non-employee directors will also receive an annual grant of options to purchase 3,800 shares of Common Stock and an annual award of 1,500 shares of restricted stock under the Outside Directors’ Plan.
Director Indemnification Arrangements
     The Company has entered into indemnification agreements with each of the directors of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the director was or is, or is threatened to be made, a party by reason of his or her service as a director, officer, employee or agent of the Company, provided that the director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the director in defending any proceeding. The Company expects to enter into similar agreements with new directors elected in the future.
REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
     The Compensation Committee oversees the compensation of the Company’s officers, and approves and recommends to the Board of Directors the Company’s policies, programs, procedures and objectives for compensating its officers and key employees. The Compensation Committee, acting together with any other independent directors who have advised the Chairperson of the Committee that they would like to participate, determines and approves the Chief Executive Officer’s compensation level, and also makes recommendations to the Board of Directors with respect to the compensation of other officers of the Company. In addition, the Compensation Committee administers the 2003 Incentive Plan and the Company’s other incentive-based compensation plans.
     Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company’s executives with those of its stockholders. The objectives of the Company’s executive compensation program are to:
•	Support the achievement of the Company’s strategic operating objectives;

•	Provide compensation that will attract and retain superior talent and reward Company executives based upon Company and individual performance;

•	Align the executives’ financial interests with the success of the Company by placing a substantial portion of pay at risk (i.e., payout that is dependent upon Company and individual performance); and

•	Provide a strategic balance among short, medium and long-term compensation such that it encourages a balanced perspective on the part of the executive between short-term profit goals and long-term value creation.
     Components of Total Executive Compensation. The Company’s executive compensation program consists primarily of:
•	Base salary;

•	The potential for annual cash incentive compensation in the form of performance bonuses; and

•	Long-term incentive compensation in the form of stock options and other potential equity, including restricted stock grants.
     In addition, the Company also provides various other benefits to its executive officers that the Compensation Committee reviews periodically. These benefits include financial planning, life and medical insurance plans, auto allowances and executive physicals.

     Base Salaries. It is the Compensation Committee’s objective to maintain base salaries that are reflective of the financial performance of the Company and the individual executive’s experience, responsibility level and performance, and that are competitive with the salary levels of executives at other companies engaged in the same or similar lines of business with revenues in a range comparable to those of the Company. The Compensation Committee intends to monitor the salaries of all corporate officers annually and to make any adjustments it deems necessary and appropriate.
     Bonuses. For Fiscal Year 2005, the annual bonuses available to the Company’s executive officers were based upon the Company’s financial performance as measured by consolidated corporate net income targets and brand operating earnings targets, as set forth in the Company’s annual financial plan.
     The bonus opportunity is calculated as a percentage of the recipient’s base salary. Specifically, all participants can earn up to fifty percent (50%) of their maximum bonus opportunity if the Company meets its consolidated net income target and up to fifty percent (50%) of the maximum bonus opportunity if the brands meet their operating earnings target. No bonus can be achieved if the Company fails to attain a minimum threshold for net income or the brands do not achieve their operating earnings targets. The Compensation Committee and the Board of Directors, in their sole discretion, may adjust the amount and timing of bonus payments under the program to address special or unusual circumstances.
     Equity Incentives. For Fiscal Year 2005, the 2003 Incentive Plan formed the basis for the Company’s long-term incentive plan for executives and key employees. The 2003 Incentive Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, stock bonuses and phantom stock. If stockholders approve an amendment to the 2003 Incentive Plan at the Annual Meeting, the Plan will also allow for time-vesting and performance-based restricted stock units. The purpose of the 2003 Incentive Plan is to promote the interests of the Company and its stockholders by providing officers and other employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employment of the Company and to acquire a proprietary interest in the long-term success of the Company.
     For Fiscal Year 2005, option awards were made to approximately 185 of the Company’s employees covering an aggregate of 946,350 shares of Common Stock. All options were granted with an exercise price equal to the fair market value of the shares of Common Stock as of the day before the grant date, have a term of ten years, and become exercisable in equal increments of twenty-five percent (25%) per year beginning one year from the grant date. The Committee has approved the grant of an additional 175,900 restricted stock units to approximately 30 employees, with such grants to be made as soon as practicable following the Annual Meeting. Of the 175,900 restricted stock units, 82,200 are structured to vest based on performance criteria. Another 93,700 restricted stock units vest one hundred percent (100%) on the third anniversary of the grant.
     The Compensation Committee, in satisfying its duty to establish the compensation level of the Company’s Chief Executive Officer and to recommend the compensation levels for the Company’s other officers, considered and approved management’s recommendations for Fiscal Year 2005 with respect to changes to the elements and levels of compensation paid to such officers. The Compensation Committee consulted with the Company’s human resources department and outside compensation consultants in evaluating the recommendations made by management. The Compensation Committee, in its role as administrator of the 2003 Incentive Plan, intends to review periodically with the Company’s human resources department and outside compensation consultants the levels and types of cash incentives and stock-based compensation that are appropriate for a corporation similarly situated to the Company.
     Compensation of the Chief Executive Officer. Ms. Forté was appointed President and Chief Executive Officer effective August 1, 2002, and at that time the Company entered into a three-year employment agreement with her. That agreement expired on July 31, 2005 and the Compensation Committee, with the assistance of Hewitt Associates, LLC and legal counsel, negotiated a new employment agreement with Ms. Forté, the term of which is one year. Beginning on the 365th day prior to expiration, the term will automatically be extended on a day-to-day basis unless either party delivers written notice to the other party of an intention not to extend the term.
     The new agreement provides for an annual base salary of not less than $800,000, a grant of options to purchase 125,000 shares of Common Stock, and an award of 50,000 restricted stock units. One-half of the restricted stock units are under a three-year cliff vesting schedule. The other half of the restricted stock units vest based upon the Company’s achievement of financial goals. The new agreement also provides for a bonus of 125% of Ms. Forté’s base salary if annual performance targets are achieved and up to 200% of Ms. Forté’s salary if those targets are exceeded.
     In determining that the compensation of Ms. Forté was appropriate, the Compensation Committee considered a number of factors. The Compensation Committee’s objective was to align Ms. Forté’s overall compensation, including incentive compensation, with the median of a peer group of companies that the Compensation Committee and its advisers identified as comparable and to provide for a substantial portion of her compensation to be performance based. Assuming that the Company performs at a level necessary for Ms. Forté to earn the target bonus, more than 50% of her compensation will be performance-based.
     The Compensation Committee also considered the implications of the new employment agreement in the event that Ms. Forté should resign or should the Company terminate Ms. Forté’s employment, whether with or without “cause.” In particular, the Compensation Committee concluded that the levels of possible benefits that would be paid under various circumstances were appropriate for Ms. Forté in light of her position, past performance and responsibilities.
     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), prevents publicly held corporations, including the Company, from taking a tax deduction for compensation paid to a “covered employee” in a taxable year to the extent that the compensation exceeds $1 million and is not qualified performance-based compensation under the Code. Generally, covered employees are the executive officers named in the Summary Compensation Table. The 2003 Incentive Plan and Executive Bonus Plan have been designed to meet Code regulations so that compensation realized in connection with stock options, SARs and other performance-based equity incentives granted under the 2003 Incentive Plan and bonuses under the Executive Bonus Plan generally will be excluded from the deduction limit. Moreover, the Compensation Committee believes that, in order to attract, retain and reward the executive talent necessary to maximize stockholder returns, the Company’s interests are best served in some circumstances by providing compensation which is subject to the deductibility limitation imposed by Section 162(m). Accordingly, the Compensation Committee retains the discretion to authorize compensation that does not qualify for income tax deductibility. In Fiscal Year 2005, the Company issued shares of restricted stock that, depending on the timing of vesting, may not qualify for income tax deductibility. Option grants and cash bonuses made during Fiscal Year 2005 were designed to be excluded from the deduction limits.
A. David Brown, Chairman
Mary E. Burton
David M. Szymanski
     The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Corporate Performance Graph
     The following graph shows a comparison of cumulative total returns for the Company, the S&P 500 Index, the S&P Smallcap Specialty Store Index, and the S&P 600 Smallcap Index for the period from August 1, 2000, to July 31, 2005. The comparison assumes $100 was invested on August 1, 2000 in the Common Stock and in each of the three indices and, for the S&P 500 Index, the S&P Smallcap Specialty Store Index and the S&P 600 Smallcap Index, assumes reinvestment of dividends. The Company has not paid any dividends.

	7/31/00	1/31/01	7/31/01	1/31/02	7/31/02	1/31/03	7/31/03	1/31/04	7/31/04	1/30/05	7/29/05
Zale Corporation	100	99.80	90.30	121.61	80.54	81.61	127.22	144.62	145.23	142.13	181.94

S&P 500	100	96.02	85.68	80.53	65.44	62.00	72.41	83.42	81.93	88.61	93.44

S&P Smallcap Spec	100	111.83	112.02	115.25	98.10	94.19	115.87	139.25	140.80	162.27	179.19

S&P 600 Smallcap	100	107.38	128.71	157.25	140.90	130.68	178.66	214.11	200.17	200.63	245.49
     The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Corporate Performance Graph shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the graph by reference in such filing.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent (10%) of any class of the Company’s equity securities, to file with the SEC initial reports (“Form 3”) of beneficial ownership and reports of changes (“Form 4” and “Form 5”) in beneficial ownership of Common Stock and other equity securities of the Company. Executive officers, directors and beneficial owners of greater than ten percent (10%) of the outstanding Common Stock are required to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from the Company’s directors and executive officers that no other reports were required, all of the Company’s executive officers, directors and beneficial owners of greater than ten percent (10%) of the outstanding Common Stock complied with the Section 16(a) filing requirements for Fiscal Year 2005.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The Company’s Compensation Committee is made up of non-employee directors who have neither served as officers of, nor been employed by, the Company or any of its subsidiaries or affiliates. None of the Company’s executive officers serve on the board of directors of any company of which any director of the Company serves as executive officer.

AUDIT COMMITTEE REPORT
     The members of the Audit Committee are Thomas C. Shull, J. Glen Adams and John B. Lowe, Jr. The Board of Directors has determined that during Fiscal Year 2005, each member of the Audit Committee was independent under the rules of the NYSE and that each current member is independent. The Audit Committee acts under a written charter adopted by the Board of Directors, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. A copy of the charter is available on the Company’s corporate web site at www.zalecorp.com under the heading “Corporate and Social Responsibility.”
     The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended July 31, 2005.
     The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and issued by the Auditing Standards Board of the American Institute of Certified Public Accountants (“AICPA”).
     The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and issued by the Independence Standards Board of the AICPA, which has been adopted on an interim basis by the Public Company Accounting Oversight Board, and has discussed with the auditors their independence. The Audit Committee has also considered the fees paid to KPMG LLP during the last fiscal year for audit and non-audit services to the Company, which are set forth below and has determined that the provision of the non-audit services are compatible with the firm’s independence.
     Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2005, for filing with the SEC.
     The foregoing report is furnished by the members of the Audit Committee:
Thomas C. Shull, Chairman
J. Glen Adams
John B. Lowe, Jr.
     The information contained in the Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Independent Auditor Fee Information
     Audit Fees. Audit fees paid to KPMG LLP totaled $1,418,900 in Fiscal Year 2005 and $631,375 for Fiscal Year 2004. Audit fees include fees associated with the annual audits of the Company’s consolidated financial statements, reviews of the Company’s quarterly reports on Form 10-Q, and the statutory audits of the financial statements of the Company’s insurance subsidiaries.
     Audit-Related Fees. Audit-related fees paid to KPMG LLP totaled $34,000 in Fiscal Year 2005 and $33,000 in Fiscal Year 2004. Audit-related fees include fees associated with the audits of the financial statements of certain employee benefit plans.
     Tax Fees. Fees paid to KPMG LLP for tax services, including $90,200 for tax compliance and $145,055 for tax advice and tax planning, totaled approximately $235,255 in Fiscal Year 2005. Fiscal Year 2004 fees included $96,101 for tax compliance and $562,442 for tax advice and tax planning for a total of approximately $658,543.
     All Other Fees. No other fees were paid to KPMG LLP for other services not included above in Fiscal Year 2005 or Fiscal Year 2004.
     In addition to retaining KPMG LLP to audit the Company’s consolidated financial statements in Fiscal Year 2005, the Company retained KPMG LLP and other accounting and consulting firms to provide advisory, auditing and consulting services in Fiscal Year 2005. The Company’s Audit Committee pre-approves all non-audit work performed by KPMG LLP on an item-by-item basis, except that the Audit Committee has pre-approved up to $60,000 for certain specifically identified tax services, with a limitation of no more than $15,000 for any particular service, such as assistance with day-to-day federal, state and international tax issues, as well as compensation and employee benefit issues. In the case of such pre-approved tax-related services, those members of the Company’s management team responsible for engaging KPMG LLP to perform pre-approved services must report specific engagements to the Audit Committee at each meeting of the Audit Committee.

PROPOSAL NO. 2:
APPROVAL OF AN AMENDMENT TO THE
ZALE CORPORATION 2003 STOCK INCENTIVE PLAN
     In November 2003, the stockholders of the Company approved the Zale Corporation 2003 Stock Incentive Plan (the “2003 Incentive Plan”). The 2003 Incentive Plan provides for the grant of incentive awards to officers and employees of the Company and its subsidiaries. These awards may be incentive stock options, non-qualified stock options, SARs, restricted stock, phantom stock or stock bonuses.
     The Board of Directors is asking the Company’s stockholders to approve an amendment to the 2003 Incentive Plan that would enable the Company to issue “restricted stock units” in addition to the incentive awards described above. The restricted stock units may be time-vesting or performance-based awards. In addition, the amendment also provides categories of objective performance-based criteria that the Committee of the Board of Directors that administers the 2003 Incentive Plan (the “Plan Committee”) may establish in connection with the grant of performance-based restricted stock units or other incentive awards under the 2003 Incentive Plan. Unless the Board of Directors determines otherwise, the Plan Committee shall be the Compensation Committe.
     Submission of the proposed amendment to the Company’s stockholders is necessary in order to permit the grant of performance-based awards, such as the performance-based restricted stock units, that are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code provides that for any given taxable year we are limited to a $1 million deduction for compensation paid to each of the Company’s Chief Executive Officer and the four other most highly compensated officers. However, compensation that qualifies as “performance-based compensation,” as defined under Section 162(m) of the Code, does not count against the $1 million deductible compensation limit. In order for performance-based awards, such as the performance-based restricted stock units, to qualify as performance-based compensation, the categories of performance-based criteria that may apply to any performance-based award must be approved by the Company’s stockholders. In addition, the NYSE, on which the shares of Common Stock are listed, requires stockholder approval of the amendment to the 2003 Incentive Plan.
     The Company’s Board of Directors unanimously recommends that you vote FOR approval of the amendment to the 2003 Incentive Plan.
Description of Proposed Amendment
     A summary of the proposed amendment to the 2003 Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the amendment which is attached as Appendix A to this proxy statement.
     Award Types. The 2003 Incentive Plan currently permits the Plan Committee to grant, in its discretion, incentive stock options, non-qualified stock options, SARs, restricted stock, phantom stock and stock bonuses, each of which is described below. The proposed amendment would allow the Plan Committee to grant “restricted stock units” (together with the awards described above, “Incentive Awards”), in addition to the awards described above.
     A total of 6,000,000 shares of Common Stock are available for Incentive Awards under the 2003 Incentive Plan. The proposed amendment would not increase the total number of shares available for Incentive Awards under the 2003 Incentive Plan. No more than thirty percent (30%) of the shares available for issuance under the 2003 Incentive Plan may be issued in the form of SARS, restricted stock, restricted stock units, phantom stock or stock bonuses.

     Restricted Stock Units. A restricted stock unit entitles the holder to receive, at a specified future date, a specified or determinable number of shares of Common Stock. In the sole discretion of the Plan Committee, in lieu of a payout of shares of Common Stock, the holder of a restricted stock unit may receive a cash payment equal to the fair market value of the number of shares of Common Stock the holder otherwise would receive under the restricted stock unit. Restricted stock units may be time-vesting awards, in which case the Committee will establish a vesting date on which such awards will vest and become payable. In addition, restricted stock units may be awarded as performance-based restricted stock units. At the time a performance-based restricted stock unit is granted to a participant under the 2003 Incentive Plan, the Plan Committee will establish:
•	The targeted number of shares of Common Stock that will be payable under the award;

•	The performance goals, if any, that will be used in determining the ultimate payout under the award; and

•	The period of time over which such performance goals will be measured.
     Performance Goals. In connection with the grant of any performance-based restricted stock unit under the 2003 Incentive Plan, the Plan Committee will establish measurable performance objectives that are to be achieved with respect to the award. The performance goals may be described in terms of Company-wide objectives or in terms of objectives that are related to performance of a division, department or function within the Company in which the participant is employed or on which the participant’s efforts have the most influence. Performance goals established by the Plan Committee for any performance period may consist of one or more of the following:
•	Earnings per share and/or growth in earnings per share in relation to target objectives;

•	Operating cash flow and/or growth in operating cash flow in relation to target objectives;

•	Cash available in relation to target objectives;

•	Net income and/or growth in net income in relation to target objectives;

•	Revenue and/or growth in revenue in relation to target objectives;

•	Total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives;

•	Return on invested capital in relation to target objectives;

•	Return on stockholder equity in relation to target objectives;

•	Return on assets in relation to target objectives;

•	Return on common book equity in relation to target objectives;

•	Economic value added (relative or absolute); and

•	Working capital targets.

     If the Plan Committee determines that, as a result of change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the performance goals are no longer suitable, the Plan Committee may modify applicable performance goals or the related minimum level of acceptable achievement.
Description of the 2003 Incentive Plan
     A summary of the principal features of the 2003 Incentive Plan is set forth below and is qualified in its entirety by reference to the full text of the 2003 Incentive Plan, which is available online at www.zalecorp.com under “Shareholder Information” then “SEC Filings” as Exhibit 10.4 to the Company’s Form 10-K for the fiscal year ended July 31, 2003.
     Purpose. The purpose of the 2003 Incentive Plan is to promote the interests of the Company and its stockholders by providing officers and other employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.
     Eligibility. The persons who are eligible to receive awards pursuant to the 2003 Incentive Plan are those officers and employees of the Company and its subsidiaries (including officers of the Company, whether or not they are directors of the Company) as the Plan Committee selects from time to time. Directors who are not employees or officers of the Company are ineligible to participate in the 2003 Incentive Plan. The Company estimates that, as of August 1, 2005, one percent of its approximately 16,300 employees were eligible to participate in the 2003 Incentive Plan.
     Administration. The 2003 Incentive Plan is administered by the Plan Committee, which is the Compensation Committee unless the Board of Directors determines otherwise. The Plan Committee at all times must consist of two or more persons, each of whom is a member of the Board of Directors. To the extent required for transactions under the 2003 Incentive Plan to qualify for the exemptions of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), members of the Plan Committee (or any subcommittee thereof) shall be “non-employee directors” within the meaning of Rule 16b-3. To the extent required for compensation realized from Incentive Awards to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Plan Committee shall be “outside directors” within the meaning of such section of the Code.
     Award Types. As described above, the 2003 Incentive Plan currently permits the Plan Committee to grant, in its discretion, incentive stock options, non-qualified stock options, SARs, restricted stock, phantom stock and stock bonuses, each of which is described below. If the amendment described above is approved by stockholders, the Plan Committee also will be permitted to grant, in its discretion, time-vesting and performance-based restricted stock units (together with the awards described above, “Incentive Awards”). A total of 6,000,000 shares of Common Stock are available for Incentive Awards under the 2003 Incentive Plan.
     The total number of shares of Common Stock subject to stock options or stand-alone SARs awarded to any one employee during any fiscal year may not exceed 600,000, unless the Plan Committee determines that compliance with Section 162(m) of the Code is not necessary with respect to an Incentive Award.
     Incentive Stock Options. Incentive stock options entitle the holder to purchase a certain number of shares of Common Stock at an exercise price specified at the time the option is granted. The exercise price per share of Common Stock which may be purchased under an incentive stock option may not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the option is granted. The aggregate fair market value of all shares of Common Stock subject to incentive stock options which become exercisable for the first time during any year may not exceed $100,000.
     Non-Qualified Stock Options. Non-qualified stock options, which are stock options that are not incentive stock options, entitle the holder to purchase a certain number of shares of Common Stock at an exercise price specified at the time the option is granted. Under the terms of the 2003 Incentive Plan, the exercise price of any shares of Common Stock subject to a non-qualified stock option will not be less than the fair market value of the shares of Common Stock on the date the option is granted.
     SARs. SARs are rights that, when exercised, entitle the holder to the appreciation in value of the number of shares of Common Stock specified in the grant from the date granted to the date exercised. An exercised SAR will be paid in cash. SARs may be either stand-alone SARs, which are not granted in conjunction with an option, or tandem SARs, which may be granted at the same time as, or in the case of a non-qualified stock option, subsequent to the time that its related option is granted.
     Restricted Stock. Restricted stock consists of stock issued under the 2003 Incentive Plan that is subject to certain restrictions established by the Plan Committee. Restricted stock awards may not be disposed of by the recipient until the restrictions established by the Plan Committee have lapsed. In its discretion, the Plan Committee may require that any dividends paid on shares of restricted stock be held in escrow until all restrictions on such shares have lapsed.
     Phantom Stock. Phantom stock awards are rights to receive in cash per share of phantom stock granted, within 30 days of the date on which such share vests, an amount equal to (i) the fair market value of a share of Common Stock as of the date on which such share of phantom stock vests, plus (ii) the aggregate dollar amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of phantom stock was granted and terminating on the date on which such share vests.
     Stock Bonuses. In the event that the Plan Committee grants a stock bonus, a certificate for the shares of Common Stock comprising such stock bonus will be issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such stock bonus is payable.
     Restricted Stock Units. If approved by stockholders, the Plan Committee may grant restricted stock units to eligible employees. A description of the restricted stock units is included above under the heading “Description of Proposed Amendment.”
     Total Grants for Awards other than Options. The total number of shares of Common Stock with respect to which tandem SARs, stand-alone SARs, restricted stock, phantom stock, stock bonuses and, if approved by stockholders, time-vesting and performance-based restricted stock units, may collectively be granted may not exceed thirty percent (30%) of the total number of shares of Common Stock with respect to which all Incentive Awards have been or may be granted under the 2003 Incentive Plan.
     Restriction on Repricing. Absent stockholder approval, neither the Plan Committee nor the Board of Directors has the authority, with or without the consent of the affected holders of Incentive Awards, to reprice any Incentive Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price.
     Option Price. The exercise price per share of options and SARs is determined by the Plan Committee but in no event will be less than the fair market value of a share of Common Stock on the date the option or SAR is granted. Payment for shares of Common Stock purchased upon exercise of an option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier’s check or wire transfer; (ii) subject to the approval of the Plan Committee, in shares of Common Stock owned by the participant; or (iii) subject to the approval of the Plan Committee, by such other provision as the Plan Committee may from time to time authorize.
     Nontransferability. During the lifetime of a participant, the Plan Committee may permit the transfer, assignment or other encumbrance of an outstanding option. Upon the death of an optionee, outstanding Incentive Awards granted to such optionee may be exercised only by the executor or administrator of the participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.
     Time and Manner of Exercise. Unless the applicable plan agreement provides otherwise, options granted under the 2003 Incentive Plan and stand-alone SARs become cumulatively exercisable as to twenty-five percent (25%) of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Plan Committee shall determine the expiration date of each option; provided, however, that no options shall be exercisable more than 10 years after the date of grant. Unless otherwise provided in the plan agreement, no option will be exercisable prior to the first anniversary of the date of grant. A tandem SAR will be exercisable only if and to the extent that its related option is exercisable. At the time of the grant of shares of restricted stock and phantom stock, the Plan Committee will establish an issue date with respect to the shares of the restricted stock and a vesting date with respect to shares of both the restricted stock and phantom stock.
     Change in Control. The 2003 Incentive Plan provides that, upon the occurrence of a “change in control” (as defined in the 2003 Incentive Plan) (i) each option and each stand-alone SAR granted thereunder and outstanding at such time will become fully and immediately exercisable and will remain exercisable until its expiration, termination or cancellation pursuant to the terms of the 2003 Incentive Plan, and (ii) all outstanding shares of restricted stock, phantom stock, and, if approved by shareholders, restricted stock units, which have not theretofore vested will immediately vest.
     Amendment or Termination of Plan. The Board of Directors may, at any time, suspend or terminate the 2003 Incentive Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval will be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or Section 422 of the Code, Rule 16b-3 or any comparable or successor exemption under which it is appropriate for the 2003 Incentive Plan to qualify, or the rules of the NYSE. No action may reduce the participant’s rights under any outstanding Incentive Award without the consent of the participant.
Federal Income Tax Consequences of the 2003 Incentive Plan
     The following discussion is designed to provide a general summary of the material federal income tax consequences, as of the date of this proxy statement, with respect to awards granted under the 2003 Incentive Plan. In addition to the tax consequences described below, (i) officers and directors of the Company subject to Section 16 of the Exchange Act may be subject to special rules regarding the income tax consequences of their Incentive Awards and (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, including those relating to the $1 million limitation on deductible compensation under Section 162(m).
     Incentive Stock Options. If a stock option under the 2003 Incentive Plan is treated as an incentive stock option, the optionee generally recognizes no taxable income as a result of the grant or exercise of the option. However, an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

     The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (see below).
     Upon a sale or exchange of the shares at least two years after the grant of an incentive stock option and one year after exercise of the option, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.
     If an optionee disposes of shares acquired upon issuance of an incentive stock option prior to completion of either of the above holding periods, the optionee will have made a “disqualifying disposition” of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition if the optionee’s total compensation is deemed reasonable in amount.
     The optionee also will recognize capital gain or loss (long or short-term, depending on the length of time the stock was held) on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition (as described in the second sentence of the preceding paragraph).
     Non-Qualified Stock Options. An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option, assuming that the option does not have a readily ascertainable fair market value at the time it is granted (which is usually the case with plans of this type). Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income for federal tax purposes equal to the excess, if any, of the then fair market value of the shares over the exercise price.
     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the optionee’s total compensation is deemed reasonable in amount.
     Upon a sale of shares acquired pursuant to the exercise of a non-qualified stock option, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss (long or short-term, depending on the length of time the stock was held).
     Stock Bonus/Restricted Stock Award. The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the fair market value of the property received over the amount (if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become “vested”, i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. The income is taxable at ordinary income rates and (in the case of participating individuals who are employees) is subject to withholding of income and applicable employment taxes at the time of vesting.
     Under the 2003 Incentive Plan, participating individuals will not pay any consideration for stock transferred to them under the stock bonus/restricted stock award components of the 2003 Incentive Plan, and the stock transferred may or may not be subject to restrictions. If stock is granted to a recipient without restriction, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient’s taxable year in which the stock is granted.
     If stock granted under the 2003 Incentive Plan is nontransferable and subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of stock will recognize taxable income as of each date on which they become vested in stock received under the 2003 Incentive Plan in the amount of the fair market value of the stock then vesting.
     Participating individuals may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount of ordinary income equal to the stock’s fair market value at the time of the award. If such an election is made, the electing employee is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the government. Participating individuals making this election who are employees will be subject to withholding with respect to the taxable income they recognize at the time the stock is awarded to them.
     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual’s total compensation is deemed reasonable in amount.
     Participating individuals will recognize gain upon the disposition of their stock equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to their stock under the principles set forth above. That gain will be taxable as long or short-term capital gain, depending on the length of time the stock was held.
     If a participating individual disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock, he or she will generally recognize a capital loss (long or short-term, depending on the length of time the stock was held) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously and the amount realized upon disposition of the stock. If a participating individual forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election.
     SARs. Recipients of SARs generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of an SAR.
     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual’s total compensation is deemed reasonable in amount.
     Phantom Stock. Recipients of phantom stock will recognize ordinary income in the taxable year in which cash is transferred to the individual. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, provided the individual’s total compensation is deemed reasonable in amount.

     Restricted Stock Units. If approved by stockholders, recipients of restricted stock units generally will not recognize income, and the Company will not be allowed a tax deduction, at the time the restricted stock units are granted, so long as the units are subject to a substantial risk of forfeiture. When the recipient receives, or has the right to receive, settlement in stock or cash under the restricted stock unit, the fair market value of the shares or the cash amount will be ordinary income to the recipient, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.
Additional Information Regarding New Plan Benefits
     Awards under the 2003 Incentive Plan are based upon the Company’s performance. Accordingly, future awards under the 2003 Incentive Plan are not determinable at this time. Reference is made to the tables captioned “Summary Compensation Table,” “Option Grants in Last Fiscal Year” and “Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values” at pages 14 through 16 of this proxy statement for detailed information on restricted stock and stock option awards and the exercise of stock options by certain executive officers under the 2003 Incentive Plan during the three most recent fiscal years.
     In addition, in September 2005, the Compensation Committee approved awards of time-vesting and performance-based restricted stock units to the executive officers of the Company with such grants to be made as soon as practicable following the Annual Meeting and stockholder approval of Proposal No. 2. The Compensation Committee approved the grant of an aggregate of 93,700 time-vesting restricted stock units, with the following grants to the named executive officers: Ms. Forté — 25,000; Ms. Gove — 15,000; Mr. Lenz — 5,000; Mr. Leonard — 6,000; and Mr. Feigenbaum — 2,500. The Compensation Committee also approved the grant of an aggregate of 82,200 performance-based restricted stock units, with the following grants to the named executive officers: Ms. Forté — 25,000; Ms. Gove — 15,000; Mr. Lenz — 5,000; Mr. Leonard — 6,000; and Mr. Feigenbaum — 2,500. The ultimate payout under the performance-based restricted stock units will depend upon the Company’s performance over the period of fiscal year 2006 through 2008. For further information on these awards, see the table entitled “Long-Term Incentive Plans — Awards in Last Fiscal Year” on page 16.
Market Price of the Common Stock
     As of September 27, 2005, the fair market value of the Common Stock was $26.97 per share, based on the closing price of the Common Stock as reported by the NYSE.

Equity Compensation Plan Information
     The following table sets forth information about the Company’s Common Stock that may be issued upon the exercise of options under all of its equity compensation plans in effect as of July 31, 2005. This table does not reflect any shares that may be issuable under the Outside Directors’ Plan if the plan is approved by stockholders.

Number of shares of
common stock
remaining available
	Number of shares of		for future issuance
	common stock to be		under equity
	issued upon		compensation plans
	exercise of	Weighted-average	(excluding shares
	outstanding options	exercise price of	reflected in 1st
Plan Category	(1), (3)	outstanding options	column) (2), (3)
Equity compensation plans previously approved by stockholders	2,873,610	$20.23	5,138,163

Plans not previously approved by stockholders	—	—	—

Total	2,873,610	$20.23	5,138,163

(1)	Includes shares of common stock to be issued upon the exercise of outstanding options under the Zale Corporation Omnibus Stock Incentive Plan, the Zale Corporation 2003 Stock Incentive Plan and the Zale Corporation Outside Directors’ 1995 Stock Option Plan.

(2)	Includes shares of common stock available for future issuance under the 2003 Stock Incentive Plan.

(3)	The number of shares to be issued upon exercise of outstanding options and the number of securities available for future issuance under the equity compensation plans were proportionally adjusted to give effect to the Company’s two-for-one stock split completed on June 8, 2004.

PROPOSAL NO. 3:
APPROVAL OF THE ZALE CORPORATION
OUTSIDE DIRECTORS’ 2005 STOCK INCENTIVE PLAN
     The Board of Directors of the Company adopted, subject to stockholder approval, the Outside Directors’ Plan. The Outside Directors’ Plan provides for the grant of options to purchase shares of Common Stock and awards of shares of restricted stock (“Incentive Awards”) to members of the Company’s Board of Directors who are not employees of the Company or any subsidiary thereof (“Participants”). An aggregate of 250,000 shares of Common Stock may be transferred to Participants under the Outside Directors’ Plan, with no more than 100,000 shares to be granted as restricted stock awards.
     At the Annual Meeting, the stockholders are being requested to consider and approve the adoption of the Outside Directors’ Plan. The principal features of the Outside Directors’ Plan are summarized below. This summary is not a complete description of the terms of the Outside Directors’ Plan and we encourage stockholders to read the entire plan, a copy of which is attached hereto as Appendix B.
     The Company’s Board of Directors unanimously recommends that you vote FOR approval of the Outside Directors’ Plan.
     Purpose. The purpose of the Outside Directors’ Plan is to provide an incentive to those directors of the Company who are not employees of the Company to serve on the board of directors and to maintain and enhance the Company’s long-term performance.
     Eligibility. Incentive Awards will be granted under the Outside Directors’ Plan only to persons who are members of the Board and who are not employees of the Company or any subsidiary thereof. Every Incentive Award granted under the Outside Directors’ Plan is subject to the terms and conditions set forth in the plan, and will be evidenced by an Incentive Award Agreement which shall not be inconsistent with the provisions of the plan.
     Administration. The terms of the Incentive Awards to be awarded under the Outside Directors’ Plan are set forth in the plan. To the extent that any administrative action is required in connection with the Outside Directors’ Plan, such action will be taken by Compensation Committee of the Board of Directors (the “Committee”).
     Annual Incentive Awards. The Outside Directors’ Plan allows for the annual grant of 3,800 options to purchase shares of Common Stock and 1,500 shares of restricted stock to each Participant, provided that the Board of Directors are entitled to increase or decrease these amounts.
     In the event of any change in the Common Stock by reason of a stock dividend or distribution, stock split-up, spinoff or other corporate reorganization in which the Company is the surviving corporation, the Board of Directors will equitably adjust the total number of shares of Common Stock that may be transferred under the Outside Directors’ Plan in the aggregate and with respect to each outstanding Incentive Award, and the exercise price of each outstanding option. After any adjustment, the number of shares subject to each Incentive Award will be rounded to the nearest whole number.
     Stock Options. Stock options entitle the Participant to purchase a certain number of shares of Common Stock at an exercise price specified at the time the option is granted. The exercise price per share of Common Stock which may be purchased may not be less than one hundred percent (100%) of the Fair Market Value (as defined in the plan) of a share of Common Stock on the date the option is granted.

     Each option granted under the Outside Directors’ Plan has a term of ten years and becomes cumulatively exercisable as to twenty-five percent (25%) of the shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant, unless the Board of Directors, in its discretion, determines otherwise. If the expiration date would occur during a period in which a Participant is prohibited from trading in the Common Stock pursuant to the provisions of the Company’s insider trading policy, then the expiration date will be extended and the option will expire on the 30th day after the prohibition against trading under the Company’s insider trading policy has ceased to be in effect. An option may be exercised from time to time for all or part of the shares as to which it is then exercisable.
     Upon the occurrence of a “change in control” as defined in the plan, each outstanding option will become fully and immediately exercisable and will remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Outside Directors’ Plan. In addition, in the event of a “potential change in control,” the Board of Directors may in its discretion cancel any outstanding options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such options based upon the price per share of Common Stock to be received by stockholders of the Company in the transaction giving rise to the change in control less the exercise price of each option.
     Restricted Stock. Restricted stock consists of shares of Common Stock issued under the Outside Directors’ Plan that are subject to certain restrictions established by the Committee. At the time of grant of shares of restricted stock, the Board will establish an issue date and vesting date with respect to such shares. During the restricted period, Participants holding shares of restricted stock may exercise full voting rights with respect to the shares. Restricted stock awards may not be disposed of by the Participant until the restrictions established by the Committee have lapsed. In its discretion, the Board may require that any dividend paid on shares of restricted stock be held in escrow until all restrictions on such shares have lapsed.
     Unless the Board of Directors determines otherwise, shares of restricted stock granted under the Outside Directors’ Plan will vest on the first anniversary of the date of grant. Upon the occurrence of a “change in control,” all outstanding shares of restricted stock which have not theretofore vested shall immediately vest.
     Restrictions on Transfer; Termination. No Incentive Award granted under the Outside Directors’ Plan will be assignable or transferable. No assignment or transfer may be made without consent of the Board of Directors.
     If a Participant’s membership on the Board of Directors terminates for any reason other than death or for “cause” (as defined in the plan), he or she may exercise any outstanding option to the extent that he or she was entitled to exercise it on the date of termination. Exercise must occur within three months after termination, but in no event may any exercise occur after the expiration date of the option. If an optionee dies, any outstanding option will be exercisable to the extent that the optionee was entitled to exercise it on the date of death. Exercise must occur by the earlier of the first anniversary of death or the expiration date of the option. Exercise may be made only by the optionee’s executor or administrator, unless his will specifically disposes of the option, in which case exercise will be made only by the recipient of such specific disposition.
     If a Participant’s membership on the Board of Directors terminates for any reason other than death or for “cause” (as defined in the plan), the Company may require the return of share of restricted stock to which restrictions on transferability apply, and any dividends paid on such shares, in exchange for which the Company will repay the Participant (or the Participant’s estate) any amount paid by the Participant for such shares.

     Exercise of Stock Options. Options may be exercised by the filing of a written notice with the Company in the form prescribed by the Company, accompanied by payment for the shares being purchased. Payment may be made on the effective date of the exercise by one or a combination of the following means: (i) in cash, by certified or official bank check or wire transfer; (ii) subject to the approval of the Board of Directors, in shares of Common Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Board of Directors, by such other provision as the Board of Directors may from time to time authorize.
     Promptly after receiving payment of the full option exercise price, the Company will deliver to the Participant a certificate for the shares of Common Stock for which the option has been exercised. The holder of an option will have none of the rights of a stockholder with respect to the shares subject to the option prior to the exercise of the option.
     Withholding. Upon the issuance of shares of Common Stock in connection with an Incentive Award, the Participant may request (and in some situations the Company may require) the withholding (through withholding from the Participant’s compensation, payment of cash by the optionee, reduction of the number of shares of Common Stock to be issued or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.
     Restriction on Repricing. Absent stockholder approval, neither the Committee nor the Board of Directors has the authority, with or without consent of the affected holders of Incentive Awards, to reprice any Incentive Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price.
     Termination of the Plan. Unless terminated sooner by action of the Board, the Outside Directors’ Plan will terminate on the tenth anniversary of the date of its adoption. Options outstanding upon Outside Directors’ Plan termination will continue in effect in accordance with their terms.
     ERISA. The Outside Directors’ Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Tax Effects of Plan Participation.
     The following discussion is a summary of the material federal income tax consequences of participation in the Outside Directors’ Plan for a Participant under currently applicable law. It does not purport to be a complete discussion of all tax consequences to such a Participant and does not cover, among other things, state and local tax treatment of participation in the Outside Directors’ Plan.
     Options. A Participant who receives an option granted under the Outside Directors’ Plan generally will not recognize any taxable income in connection with the grant of the option.
     In general, upon exercise of the option, a Participant will be treated as having received ordinary income in an amount equal to the excess of the Fair Market Value of the shares received at the time of exercise over the exercise price for such shares.
     If the shares of Common Stock received upon exercise of the option are subject to a substantial risk of forfeiture and are not transferable (“nonvested shares”), Section 83(b) of the Code permits the Participant to elect, not more than 30 days after the date of exercise of the option to acquire the nonvested shares, to include as ordinary income the difference between the Fair Market Value of the nonvested shares at the time of exercise and the exercise price for the shares. If no Section 83(b) election is made, then the ordinary income inclusion occurs on the date the nonvested shares become “vested shares”

(because they are no longer subject to a substantial risk of forfeiture or are transferable), and the amount of such inclusion will be the excess of the Fair Market Value of the shares at the time they become Vested Shares over the exercise price.
     In view of the requirements under Section 16(b) of the Exchange Act and the rules and regulations thereunder that are related thereto, a Participant should consult with his or her tax advisor as to whether the timing of income recognition is deferred for any period following the exercise of the option (i.e., the “Deferral Period”). If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares of Common Stock over their exercise price, recognition of income by the Participant will be deferred until the expiration of the Deferral Period.
     A Participant’s tax basis in the shares of Common Stock received on exercise of an option for cash will be equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized by such Participant as a result of the receipt of such Common Stock. The holding period for such Common Stock will begin the day after the date of exercise of the option or, in the case of nonvested shares as to which no election under Section 83(b) is made, the day after the date on which such shares of Common Stock become vested shares or the date of expiration of the Deferral Period.
     If the Participant pays the exercise price by tendering other shares of Common Stock then owned by the Participant, the difference between the Fair Market Value and adjusted basis of the tendered shares will not produce a taxable gain or loss to the Participant, however, the Participant’s tax basis and holding period for an equal number of acquired shares will be the same as the Participant’s tax basis for the tendered shares. The remaining acquired shares will have a tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the Participant is required to recognize as income as a result of the exercise of the option, and the holding period for such shares will be determined in the same manner as described in the preceding paragraph.
     Upon a taxable disposition of shares of Common Stock acquired through the exercise of an option, any amount received by the Participant in excess of the Participant’s tax basis in the Common Stock will generally be treated as long-term or short-term capital gain, depending upon the holding period of the Common Stock. If, upon disposition, the Participant receives an amount that is less than the Participant’s tax basis in the Common Stock the loss will generally be treated as a long or short-term capital loss, depending upon the holding period of the Common Stock.
     The Company generally will be entitled to deduct for federal income tax purposes the amount that the Participant is required to treat as ordinary income, to the extent such amount constitutes an ordinary and necessary business expense.
     Restricted Stock. The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the fair market value of the property received over the amount (if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become “vested”, i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first.
     Under the Outside Directors’ Plan, participating individuals will not pay any consideration for stock transferred to them under the restricted stock award component of the Outside Directors’ Plan, and the stock transferred may or may not be subject to restrictions. If stock is granted to a recipient without restriction, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient’s taxable year in which the stock is granted.
     If stock granted under the Outside Directors’ Plan is nontransferable and subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of stock will recognize taxable income as of each date on which they become vested in stock received under the Outside Directors’ Plan in the amount of the fair market value of the stock then vesting.
     Participating individuals may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount of ordinary income equal to the stock’s fair market value at the time of the award. If such an election is made, the electing Participant is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the government.
     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual’s total compensation is deemed reasonable in amount.
     Participating individuals will recognize gain upon the disposition of their stock equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to their stock under the principles set forth above. That gain will be taxable as long or short-term capital gain, depending on the length of time the stock was held.
     If a participating individual disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock, he or she will generally recognize a capital loss (long or short-term, depending on the length of time the stock was held) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously and the amount realized upon disposition of the stock. If a participating individual forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the Participant for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election.

PROPOSAL NO. 4:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM
     KPMG LLP has served as the Company’s independent public accounting firm since June 2002, and has been reappointed by the Audit Committee to serve as the Company’s independent registered public accounting firm for the upcoming fiscal year. The Company has been advised that no member of KPMG LLP or any of its associates has any financial interest in the Company or its affiliates. A representative of KPMG LLP is expected to attend the Annual Meeting and will be available at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of KPMG LLP, if desired.
     Although not formally required, the appointment of the independent registered public accounting firm has been directed by the Audit Committee and the Board of Directors to be submitted to the stockholders for ratification as a matter of sound corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee. If the stockholders ratify the appointment, the Audit Committee, in its sole discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the upcoming fiscal year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.
     The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

OTHER MATTERS
     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy card to vote in accordance with their judgment on such matters.
STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES
     The Bylaws of the Company provide that any stockholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.
     As described more fully in the Company’s Bylaws, a stockholder desiring to nominate a person for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth (i) as to each person who the stockholder proposes to nominate, all information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address of such stockholder as it appears on the Company’s books and (B) the class and number of shares of the Company that are owned of record by such stockholder. See “Stockholder Proposals” below for additional requirements. In lieu of directly nominating a candidate for consideration by stockholders at an annual meeting, stockholders may recommend individuals to the Nominating and Corporate Governance Committee for inclusion in the Board of Directors slate of nominees. See “Nominating Procedures” on page 10.
STOCKHOLDER PROPOSALS
     Pursuant to Rule 14a-8(e) promulgated under the Exchange Act, stockholder proposals to be included in the Company’s proxy statement relating to the 2006 Annual Meeting of Stockholders of the Company must be a subject for proper inclusion therein and must be received by no later than June 9, 2006, at the Company’s principal executive offices, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Legal Department. Any proposal submitted after this date will be considered untimely.
     Pursuant to the Company’s Bylaws, to be timely, notice of business to be brought before a stockholders meeting and notice by a stockholder of nominations for election of a director at a meeting of stockholders must be delivered to the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the meeting. However, in the event that there is less than 70 days notice or prior public disclosure of the date of the meeting, in that case, to be timely, notice from the stockholder must be received no later than ten (10) days following the day on which such notice of the meeting date was mailed or such public disclosure was made. Alternatively, in the case of an annual meeting, such notice must be delivered by the 60th day before the anniversary date of the last annual meeting (November 11th is the date of the 2005 Annual Meeting), assuming that such 60th day is earlier than the tenth day following the day on which notice of the meeting was mailed or public disclosure was made. The obligation of stockholders to comply with the foregoing Bylaw provision is in addition to the requirements of the proxy rules. Stockholders of the Company who intend to nominate candidates for election as a director or to bring business before the meeting must also comply with other applicable procedures set forth in the Company’s Bylaws. See “Stockholder Nomination of Director Candidates.” The Company will furnish copies of such Bylaw provisions upon written request to the Secretary of the Company at the aforementioned address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
     The Company will provide to any stockholder, without charge, upon written request of such stockholder, a copy of the Annual Report on Form 10-K for the fiscal year ended July 31, 2005, as filed with the SEC. Such requests should be addressed to Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Investor Relations, MS 5A-8. The Company’s Form 10-K and Annual Report is available online at www.zalecorp.com under “Shareholder Information” then “SEC Filings.” The Form 10-K is being delivered with this proxy statement.
HOUSEHOLDING
     As permitted under the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement.
     The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, by phone at (972) 580-5047 or by mail to Zale Corporation, Investor Relations, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, or by email to ir@zalecorp.com. Stockholders residing at the same address and currently receiving only one copy of the proxy statement may contact Investor Relations at the address, telephone number and e-mail address above to request multiple copies of the proxy statement in the future. Stockholders residing at the same address and currently receiving multiple copies of the proxy statement may contact Investor Relations at the address, telephone number and e-mail address above to request that only a single copy of the proxy statement by mailed in the future.
     The foregoing Notice of Annual Meeting of Stockholders and Proxy Statement are sent by order of the Board of Directors.

Hilary Molay
Senior Vice President, General Counsel and Secretary

APPENDIX A
PROPOSED AMENDMENTS TO THE ZALE CORPORATION
2003 STOCK INCENTIVE PLAN
1.	By deleting the existing Section 2(k) and substituting therefor the following:
     “(k) ‘Incentive Award’ shall mean an Option, Tandem SAR, Stand-Alone SAR, share of Restricted Stock, share of Phantom Stock, Stock Bonus, or a Restricted Stock Unit (each defined herein) granted pursuant to the terms of the Plan.”
2.	By adding new Section 2(z), as follows:
     “(z) ‘Performance Goals’ means the measurable performance objectives, if any, established by the Committee for a Performance Period that are to be achieved with respect to an Incentive Award granted to a Participant under the Plan. Performance Goals may be described in terms of Company-wide objectives or in terms of objectives that are related to performance of the division, department or function within the Company in which the Participant receiving the Incentive Award is employed or on which the Participant’s efforts have the most influence. The achievement of the Performance Goals established by the Committee for any Performance Period will be determined without regard to the effect on such Performance Goals of any acquisition or disposition by the Company of a trade or business, or of substantially all of the assets of a trade or business, during the Performance Period and without regard to any change in accounting standards by the Financial Accounting Standards Board or any successor entity. The Performance Goals established by the Committee for any Performance Period under the Plan will consist of one or more of the following:
(i)	earnings per share and/or growth in earnings per share in relation to target objectives;

(ii)	operating cash flow and/or growth in operating cash flow in relation to target objectives;

(iii)	cash available in relation to target objectives;

(iv)	net income and/or growth in net income in relation to target objectives;

(v)	revenue and/or growth in revenue in relation to target objectives;

(vi)	total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives;

(vii)	return on invested capital in relation to target objectives;

(viii)	return on shareholder equity in relation to target objectives;

(ix)	return on assets in relation to target objectives;

(x)	return on common book equity in relation to target objectives;

(xi)	economic value added (relative or absolute); and

(xiv)	working capital targets.
     If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the Performance Goals are no longer suitable, the Committee may in its discretion modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, with respect to a period as the Committee deems appropriate and equitable, except where such action would result in the loss of the otherwise available exemption of the Incentive Award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Performance Goals or minimum acceptable level of achievement.”
3.	By adding new Section 2(aa), as follows:
     “(aa) ‘Performance Period’ means, with respect to an Incentive Award, a period of time within which the Performance Goals relating to such Incentive Award are to be measured. The Performance Period will be established by the Committee at the time the Incentive Award is granted.”
4.	By adding new Section 2(bb), as follows:
     “(bb) ‘Restricted Stock Unit’ refers to a restricted stock unit as described in Section 10A.”
5.	By adding new Section 2(cc), as follows:
     “(cc) ‘Stock Incentive Program’ means a written program established by the Committee, pursuant to which Incentive Awards are awarded under the Plan under terms, conditions and restrictions set forth in such written program.”
6.	By deleting Section 3(e) and substituting the following:
     “(e) Total Grants for Awards Other than Options
     The total number of shares of Common Stock with respect to which Tandem SARs, Stand Alone SARs, shares of Restricted Stock, Restricted Stock Units, shares of Phantom Stock and Stock Bonuses may collectively be granted shall not exceed 30% of the total number of shares of Common Stock with respect to which all Incentive Awards have been or may be granted under the Plan.”
7.	By deleting the first paragraph of Section 6 and substituting therefor the following:
     “The Committee may grant Options, Tandem SARS, Stand-Alone SARS, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses, and Restricted Stock Units in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.”
8.	By adding new Section 10A, as follows:
     “10A. Terms and Conditions of Restricted Stock Units
     A Restricted Stock Unit shall entitle the Participant to receive, at a specified future date, a number of shares of Company Stock equal to a specified or determinable number of Restricted Stock Units granted by the Committee, or, in the Committee’s sole discretion at the time thereof, an amount equal to the then Fair Market Value of such shares. At the time of the grant, the Committee must determine the target number of Restricted Stock Units subject to a Restricted Stock Units Incentive Award and (i) the period over which such Restricted Stock Unit shall vest and in what proportions or (ii) the Performance Period and the Performance Goals applicable to the determination of the ultimate settlement of the Restricted Stock Unit.

     (a) Settlement. Settlement with respect to Restricted Stock Units may be made by the Company in shares of Company Stock, or in cash, as provided in the applicable Plan Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine in its sole discretion.
     (b) Conditions to Settlement. Each Restricted Stock Unit granted under the Plan shall be settled at the end of the vesting period or Performance Period or upon the occurrence of an event, and in such number of shares or amount, as the Committee shall specify in the applicable Plan Agreement or Stock Incentive Program; provided, however, that in no event will payment occur later than two and one-half (2 1/2) months after the later of (i) the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (ii) the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.”

APPENDIX B
OUTSIDE DIRECTORS’ 2005 STOCK INCENTIVE PLAN
1. PREAMBLE
     This Zale Corporation Outside Directors’ 2005 Stock Incentive Plan, as it may be amended from time to time (the “Plan”), is intended to promote the interests of Zale Corporation, a Delaware corporation (the “Company”), and its stockholders by providing directors of the Company who are not employees of the Company with appropriate incentives and rewards to serve on the board of directors of the Company and to acquire a proprietary interest in the long-term success of the Company.
2. DEFINITIONS
     As used in the Plan, the following definitions apply to the terms indicated below:
     (a) “Board of Directors” shall mean the Board of Directors of the Company.
     (b) “Cause,” when used in connection with a Participant’s removal or resignation as a member of the Board of Directors, shall mean (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Company. The Board of Directors shall determine whether a Participant’s removal or resignation as a member of the Board of Directors is for Cause.
     (c) “Change in Control” shall mean the first to occur of the following:
          (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;
          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;
          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or
          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (e) “Company Stock” shall mean the common stock, par value $.01 per share, of the Company.
     (f) “Disability” shall mean any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her.
     (g) “Effective Date” shall mean November 11, 2005.
     (h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (i) The “Fair Market Value” of a share of Company Stock with respect to any day shall be the closing price of Company Stock on the immediately preceding business day as reported on the New York Stock Exchange or on such other securities exchange or reporting system as may be designated by the Board of Directors. In the event that the price of a share of Company Stock shall not be so reported, the Fair Market Value of a share of Company Stock shall be determined by the Board of Directors in its absolute discretion.
     (j) “Incentive Award” shall mean an Option or a share of Restricted Stock granted pursuant to the terms of the Plan.
     (k) “Issue Date” shall mean the date established by the Board of Directors on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(e).
     (l) “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(a) and as described in Section 7.
     (m) “Participant” shall mean a member of the Board of Directors who is not an employee of the Company or a Subsidiary.
     (n) A share of “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(b) and as described in Section 8.
     (o) “Rule 16b-3” shall mean the rule thus designated as promulgated under the Exchange Act.
     (p) “Subsidiary” shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50 percent of the combined voting power of all outstanding securities of such entity.
     (q) “Vesting Date” shall mean the date established by the Board of Directors on which a share of Restricted Stock may vest.

3. STOCK SUBJECT TO THE PLAN
          (a) Shares Available for Option or Restricted Stock Awards
          The total number of shares of Company Stock with respect to which Incentive Awards may be granted shall not exceed 250,000 shares, with not more than 100,000 shares to be granted as Restricted Stock awards. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Board of Directors may direct that any stock certificate evidencing shares of Company Stock issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.
          (b) Adjustment for Change in Capitalization
          If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spin-off or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Incentive Award, and the price per share under each outstanding Option, shall be proportionately adjusted by the Board of Directors, whose determination shall be final and binding. After any adjustment made pursuant to this Section 3(b), the number of shares subject to each outstanding Incentive Award shall be rounded to the nearest whole number.
(c) Re-use of Shares
     Any shares subject to an Incentive Award that remain unissued upon the cancellation or termination of such Incentive Award for any reason whatsoever shall again become available for Incentive Awards under the Plan.
(d) No Repricing
     Absent stockholder approval, the Board of Directors shall not have any authority, with or without the consent of the affected holders of Options, to “reprice” an Option after the date of its initial grant with a lower exercise price in substitution for the original exercise price. This paragraph may not be amended, altered or repealed by the Board of Directors without approval of the stockholders of the Company.
4. ADMINISTRATION OF THE PLAN
     The Plan shall be administered by the Board of Directors. The Board of Directors shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Awards issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Board of Directors shall be final and binding on all parties. Unless determined otherwise by the Board of Directors, the authority of the Board of Directors to administer the Plan is delegated to the Compensation Committee of the Board of Directors.
     No member of the Board of Directors shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Board of Directors and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.
5. ELIGIBILITY
The persons who shall be eligible to receive Options or Restricted Stock awards pursuant to the Plan shall be such members of the Board of Directors who are not employees of the Company or a Subsidiary.
6. INCENTIVE AWARDS UNDER THE PLAN
     Incentive Awards granted under the Plan shall be subject to the terms and conditions set forth in the Plan, and shall be evidenced by an Incentive Award Agreement which shall not be inconsistent with the provisions of the Plan. The Board of Directors shall be entitled to increase or decrease the number of Incentive Awards Participants receive.
     (a) Annual Awards. Annually, Participants shall receive the following Incentive Awards:
          (i) 3,800 Options; and
          (ii) 1,500 shares of Restricted Stock.
     (b) Other Awards
     Upon the initial election to the Board of Directors of any person who is a Participant (other than through an initial election by the Company’s stockholders at an annual meeting of stockholders), such person shall be granted:
          (i) Options to purchase such number of shares of Company Stock as shall be determined by multiplying (1) 300 by (2) the number of full calendar months remaining before the next annual meeting of stockholders of the Company at which directors will be elected (if no date has been set for the next annual meeting of stockholders such date shall be presumed to be November 1); and
          (ii) Restricted Stock in such number of shares as shall be determined by multiplying (1) 100 by (2) the number of full calendar months remaining before the next annual meeting of stockholders of the Company at which directors will be elected (if no date has been set for the next annual meeting of stockholders such date shall be presumed to be November 1).
          The Board of Directors shall be entitled to increase or decrease these pro rata amounts in order to reflect any adjustment on the annual awards.
7. OPTIONS
     (a) Exercise Price
     The exercise price per share of an Option shall be the Fair Market Value of a share of Company Stock on the date the Option is granted.
     (b) Term and Exercise of Options
          (i) Unless the Board, in its discretion, determines otherwise, each Option shall become cumulatively exercisable as to 25% of the shares covered thereby on each of the first, second,

third and fourth anniversaries of the date of grant. The expiration date of each Option shall be ten years after the date of grant; provided, however, that if the expiration date would occur during a period in which the Participant is prohibited from trading in the Company Stock pursuant to the provisions of the Company’s insider trading policy, then the expiration date shall be extended and such Option shall expire on the 30th day after the prohibition against trading under the Company’s insider trading policy has ceased to be in effect.
          (ii) An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.
          (iii) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee), no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier’s check or wire transfer; (ii) subject to the approval of the Board of Directors, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Board of Directors, by such other provision as the Board of Directors may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary (or the Secretary’s designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary’s designee) of the Company shall require.
          (iv) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.
     (c) Effect of Termination of Directorship
          (i) Unless the Board of Directors shall determine otherwise, in the event of a Participant’s removal or resignation as a member of the Board of Directors for any reason other than Cause, Disability or death: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such removal or resignation, shall remain exercisable until the date that is three months after such removal or resignation, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such removal or resignation, shall expire at the close of business on the date of such removal or resignation. The three-month period described in this Section 7(c)(i) shall be extended to one year in the event of the Participant’s death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
          (ii) Unless the Board of Directors shall determine otherwise, in the event of a Participant’s removal or resignation as a member of the Board of Directors on account of the Disability or death of the Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such removal or resignation, shall remain exercisable until the first anniversary of such removal or resignation, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such removal or resignation, shall expire at the close of business on the date of such removal or resignation. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
          (iii) In the event of a Participant’s removal or resignation as a member of the Board of Directors for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such removal or resignation.
     (d) Acceleration of Exercise Date Upon Change in Control
     Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. In addition, in the event of a potential Change in Control, the Board of Directors may in its discretion, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Company Stock to be received by shareholders of the Company in the transaction giving rise to the Change in Control less the exercise price of each Option.
8. RESTRICTED STOCK
     (a) Issue Date and Vesting Date
     At the time of the grant of shares of Restricted Stock, the Board of Directors shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) are satisfied, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(b) shall cease to apply to such share. Unless the Board of Directors determines otherwise, shares of Restricted Stock issued under the Plan shall vest on the first anniversary of the Issue Date.
     (b) Conditions to Vesting
     At the time of the grant of shares of Restricted Stock, the Board of Directors may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Board of Directors may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Board of Directors may specify.
     (c) Restrictions on Transfer Prior to Vesting
     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.
     (d) Dividends on Restricted Stock
     The Board of Directors in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.
     (e) Issuance of Certificates

     Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Zale Corporation Outside Directors’ 2005 Stock Incentive Plan, and such rules, regulations and interpretations as the Zale Corporation Board of Directors may adopt. Copies of the Plan and, if any, rules, regulations and interpretations are on file in the office of the Secretary of Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003.
     Such legend shall not be removed until such shares vest pursuant to the terms hereof.
     Each certificate issued pursuant to this Section 8(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Board of Directors determines otherwise.
(f) Voting Rights of Restricted Stock
     During the restricted period, Participants holding shares of Restricted Stock may exercise full voting rights with respect to the shares.
(g) Consequences of Vesting
     Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan, the restrictions of Section 8(c) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(e). Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws.
(h) Effect of Termination of Directorship
          (i)Unless the Board of Directors provides otherwise, during the 90 days following a Participant’s removal or resignation as a member of the Board of Directors for any reason other than Cause, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires such a return of shares, it also shall have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.
          (ii)In the event of a Participant’s removal or resignation as a member of the Board of Directors for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such removal or resignation shall immediately be returned to the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid for such shares.
(i) Effect of Change in Control

Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest.
9. RIGHTS AS A STOCKHOLDER
     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Option until the date of issuance of a stock certificate with respect to such shares of Company Stock. Except as otherwise expressly provided in Section 3(b), no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.
10. NO RIGHT TO INCENTIVE AWARD
     Other than as specifically provided in the Plan, no person shall have any claim or right to receive an Incentive Award hereunder. The Board of Director’s granting of an Incentive Award to a Participant at any time shall neither require the Board of Directors to grant any other Incentive Award to such Participant or other person at any time nor preclude the Board of Directors from making subsequent grants to such Participant or any other person.
11. SECURITIES MATTERS
     The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. Certificates evidencing shares of Company Stock issued pursuant to the terms hereof, may bear such legends, as the Board of Directors, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.
     The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. The Board of Directors may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of the Board of Director’s decision to defer the effectiveness of a transfer. During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
12. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE
     If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

13. WITHHOLDING TAXES
     Whenever cash is to be paid pursuant to an Option or share of Restricted Stock, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.
     Whenever shares of Company Stock are to be delivered either pursuant to an Option or as Restricted Stock, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Board of Directors, which it shall have sole discretion to grant, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the “Tax Date”). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Option or as Restricted Stock. To the extent required for such a withholding of stock to qualify for the exemption available under Rule 16b-3, such an election by a grantee whose transactions in Company Stock are subject to Section 16(b) of the Exchange Act shall be: (i) subject to the approval of the Board of Directors in its sole discretion; (ii) irrevocable; (iii) made no sooner than six months after the grant of the award with respect to which the election is made; and (iv) made at least six months prior to the Tax Date unless such withholding election is in connection with exercise of an Option and both the election and the exercise occur prior to the Tax Date in a “window period” of ten business days beginning on the third day following release of the Company’s quarterly or annual summary statement of sales and earnings.
14. AMENDMENT OR TERMINATION OF THE PLAN
     Except as provided in Section 3(d), the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or the New York Stock Exchange or any other securities exchange on which shares of the Company Stock are traded. Nothing herein shall restrict the Board of Director’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Incentive Award.
15. NO OBLIGATION TO EXERCISE
The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.
16. TRANSFERS UPON DEATH; NONASSIGNABILITY
     Upon the death of a Participant outstanding Options granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Board of Directors may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

     During a Participant’s lifetime, the Board of Directors may permit the transfer, assignment or other encumbrance of an outstanding Incentive Award unless the award is meant to qualify for the exemptions available under Rule 16b-3 and the Board of Directors and the Participant intend that it shall continue to so qualify.
17. EXPENSES AND RECEIPTS
     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with the exercise of any Option by a Participant will be used for general corporate purposes.
18. FAILURE TO COMPLY
     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Board of Directors, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Board of Directors, in its sole discretion, may determine.
19. EFFECTIVE DATE AND TERM OF PLAN
     The Plan shall be effective as of the Effective Date. Unless earlier terminated by the Board of Directors, the right to grant Options under the Plan will terminate on the tenth anniversary of the Effective Date. Options outstanding at the termination of the Plan will remain in effect according to their terms and the provisions of the Plan.
20. APPLICABLE LAW
     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

ZALE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 11, 2005

The stockholder(s) hereby appoint(s) Mary L. Forté and Sue E. Gove, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time on November 11, 2005, at The Four Seasons Hotel, 4150 MacArthur Boulevard, Irving, Texas 75038, and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR APPROVAL OF THE AMENDMENT TO THE ZALE CORPORATION 2003 STOCK INCENTIVE PLAN, FOR APPROVAL OF THE ZALE CORPORATION OUTSIDE DIRECTORS’ 2005 STOCK INCENTIVE PLAN, FOR THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

VOTE BY INTERNET-www.proxyvote.com
ATTN: INVESTOR RELATIONS MS 5A8 901 WEST WALNUT HILL LANE IRVING, TX 75038	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 9, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1 -800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 9, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Zale Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ZLCRP1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZALE CORPORATION

     Vote On Directors

1.	To elect nine directors for terms that will expire at the 2006 Annual Meeting of Stockholders;

		For Withhold For All			To withhold authority to vote, mark “For All
01) Richard C. Marcus	06) Sue E. Gove	All	All	Except	Except” and write the nominee’s number on
02) Mary L. Forté	07) John B. Lowe, Jr.				the line below.
03) J. Glen Adams	08) Thomas C. Shull	☐	☐	☐
04) A. David Brown	09) David M. Szymanski
05) Mary E. Burton

		For	Against	Abstain

2.	To approve an amendment to the Zale Corporation 2003 Stock Incentive Plan to authorized the grant of time-vesting and performance-based restricted stock units and to establish categories of performance goals;	☐	☐	☐

3.	To approve the Zale Corporation Outside Directors’ Stock Incentive Plan;	☐	☐	☐

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006; and	☐	☐	☐

5.	In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting, including any adjournments or postponement thereof.

This proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

October 7, 2005

Re:    Zale Corporation Savings & Investment Stock Trust (the “Plan”)

Dear Plan Participant:

The Annual Meeting of Stockholders of Zale Corporation is scheduled for November 11, 2005.

As a participant in the above Plan, you have the right to direct Mellon Global Securities Service, as the Plan Trustee, as to how to vote the shares of Zale Corporation allocated to your Plan account. The Trustee will vote the shares as to which no directions are given in the same proportions as it votes the shares as to which it has received such direction. The number of shares you are eligible to vote is based on your balance in the Plan on September 12, 2005, the record date for the determination of shareholders eligible to vote.

Your instructions to the Trustee are confidential and will be known only by Mellon Global Securities Service.

If, in addition to your Plan participation, you own stock directly in your own name or indirectly through a bank or broker, you will receive a separate mailing. Please be sure to respond to each Proxy or Voter Instruction Card individually. You can cast your vote by one of the following methods: phone, Internet or mail. When voting by phone or Internet, you do not need to send in the proxy card.

We encourage you to exercise your voting rights under the Plan. Please review the enclosed documents carefully before deciding how to vote the shares. Because the shares in the Plan are registered in the name of Mellon Global Securities Service, as the Plan Trustee, you will not be able to vote the shares in the Plan in person at the meeting on November 11, 2005. Please respond to your Voter Instruction Card as soon as possible. Instructions received after 9:00 a.m. Eastern Standard time on November 9, 2005 will not be counted.

Sincerely,

Mellon Global Securities Service,
Trustee of the Zale Corporation Savings & Investment Stock Trust

ZALE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 11, 2005

The stockholder(s) hereby appoint(s) Mary L. Forté and Sue E. Gove, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time on November 11, 2005, at The Four Seasons Hotel, 4150 MacArthur Boulevard, Irving, Texas 75038, and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR APPROVAL OF THE AMENDMENT TO THE ZALE CORPORATION 2003 STOCK INCENTIVE PLAN, FOR APPROVAL OF THE ZALE CORPORATION OUTSIDE DIRECTORS’ 2005 STOCK INCENTIVE PLAN, FOR THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

VOTE BY INTERNET-www.proxyvote.com
ATTN: INVESTOR RELATIONS MS 5A8 901 WEST WALNUT HILL LANE IRVING, TX 75038	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:00 A.M. Eastern Time on November 9, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1 -800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 9:00 A.M. Eastern Time on November 9, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Zale Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ZLCRP3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZALE CORPORATION

     Vote On Directors

1.	To elect nine directors for terms that will expire at the 2006 Annual Meeting of Stockholders;

		For Withhold For All			To withhold authority to vote, mark “For All
01) Richard C. Marcus	06) Sue E. Gove	All	All	Except	Except” and write the nominee’s number on
02) Mary L. Forté	07) John B. Lowe, Jr.				the line below.
03) J. Glen Adams	08) Thomas C. Shull	☐	☐	☐
04) A. David Brown	09) David M. Szymanski
05) Mary E. Burton

		For	Against	Abstain

2.	To approve an amendment to the Zale Corporation 2003 Stock Incentive Plan to authorize the grant of time-	☐	☐	☐
vesting and performance-based restricted stock units and to establish categories of performance goals;

3.	To approve the Zale Corporation Outside Directors’ 2005 Stock Incentive Plan;	☐	☐	☐

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for	☐	☐	☐
the fiscal year ending July 31, 2006; and

5.	In their discretion, the proxies are authorized to vote on such other matters as may properly come before the
Annual Meeting, including any adjournments or postponements thereof.

This proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date